As filed with the Securities and Exchange Commission on March 6, 2008

1933 Act Registration No. 333-141582

1940 Act Registration No. 811-22041

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 3	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 4	☒

(Check appropriate box or boxes)

THE 787 FUND, INC.

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 554-1234

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, NW

Washington, D.C. 20006-1600

Telephone: (202) 778-9000

Approximate date of proposed public offering: As soon as practicable after the effective date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☒	on March 11, 2008 pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE 787 FUND, INC.

Contents of Registration Statement

This Registration Statement consists of the following papers and documents.

Cover Sheet

Contents of Registration Statement

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

PROSPECTUS MARCH 11, 2008

ENTERPRISE MERGERS AND ACQUISITIONS FUND

(a portfolio of The 787 Fund, Inc.)

CLASS A, B, C AND Y SHARES

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

ENTERPRISE

Fund Distributors, Inc.

(13208)

INTRODUCTION

The Enterprise Mergers and Acquisitions Fund is a series of The 787 Fund, Inc. (the “Corporation”). This prospectus describes the Class A, Class B, Class C and Class Y shares of the fund. The fund is a non-diversified fund. Information on the fund, including investment objective, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. There is no assurance that the fund will achieve its investment objective. The investment objective and policies of the fund are not fundamental and may be changed without a shareholder vote, except as otherwise noted.

The investment adviser to the fund is Gabelli Funds, LLC. (“Gabelli Funds” or “Adviser”).

The distributor for the fund is Enterprise Fund Distributors, Inc. (“EFD” or the “Distributor”).

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.

Table of

ENTERPRISE MERGERS AND ACQUISITIONS FUND

Adviser:	Gabelli Funds, LLC

Key Terms

•	Sector Fund — A fund that invests in only a subset of the overall market, in this case the mergers and acquisitions sector.

Investment Goal

Capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months. The fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the fund may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

The fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium or small market capitalizations. The fund generally invests in securities of U.S. companies, but also may invest 20% of its assets in foreign securities, including emerging market securities. The fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the Sub-adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants and securities convertible into common stock. It is expected that the fund will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the fund will have a portfolio turnover rate of 150% or more.

In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the fund’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser’s assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the transaction, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the acquirer and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the fund, thereby increasing its brokerage and

1

other transaction expenses. The Adviser intends to select investments of the type described, which, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both risks involved and the potential of available alternate investments. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

The fund is non-diversified which means it can invest in a limited number of issuers.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Merger Risk — In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the fund may not realize any premium on its investment and could lose money if the value of the securities declines during the fund’s holding period. The fund’s return also could be adversely impacted to the extent that the Adviser’s strategies fail to identify companies for investment by the fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case the Fund may lose money. In addition, if a transaction takes longer time to close than the Adviser originally anticipated, the fund may realize a lower-than-expected rate of return.

•

Non-Diversification Risk — The fund is non-diversified, which means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act, as amended (“1940 Act”). As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The use of such a focused investment strategy may increase the volatility of the fund’s investment performance, as the fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund. If the securities in which the fund

2

invests perform poorly, the fund could incur greater losses than it would have had it been invested in a greater number of securities.

•	Portfolio Management Risk — The risk that the strategies used by the Adviser and its securities selections fail to produce the intended result.

•

Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to the fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain may be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

•

Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

PERFORMANCE INFORMATION

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Past performance (before and after taxes) is not an indication of future performance. This may be particularly true for the fund because the fund was structured as a sub-advised fund and a different investment manager was responsible for the management of the fund prior to March 11, 2008.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is February 28, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter	Worst quarter
7.30% (2nd Quarter 2003)	–4.92% (3rd Quarter 2002)

3

Average Annual Total Returns

for the periods ended December 31, 2007

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of shares of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2007)	1 Year	5 Year	Since Inception*
Class A—Return Before Taxes	–2.65%	7.57%	5.30%
Class A—Return After Taxes on Distributions	–4.53%	6.09%	4.12%
Class A—Return After Taxes on Distributions and Sale of Fund Shares	–1.16%	5.76%	3.94%
Class B—Return Before Taxes	–3.15%	7.73%	5.46%
Class B—Return After Taxes on Distributions	–5.16%	6.28%	4.32%
Class B—Return After Taxes on Distributions and Sale of Fund Shares	–1.44%	5.92%	4.10%
Class C—Return Before Taxes	0.70%	8.03%	5.47%
Class C—Return After Taxes on Distributions	–1.31%	6.59%	4.33%
Class C—Return After Taxes on Distributions and Sale of Fund Shares	1.06%	6.19%	4.12%
Class Y—Return Before Taxes	2.64%	9.12%	6.53%
Class Y—Return After Taxes on Distributions	0.54%	7.54%	5.28%
Class Y—Return After Taxes on Distributions and Sale of Fund Shares	2.29%	7.06%	4.98%
S&P 500 Index**	5.49%	12.83%	4.30%
*	Inception date for Classes A, B, C and Y is February 28, 2001.
**	This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees, expenses and taxes. An index does not have an investment adviser and does not pay commissions or expenses. One cannot invest directly in an index.

4

FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[1]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price on redemption proceeds, whichever is lower)	None	[2]	5.00%	[3]	1.00%	[4]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[5]	2.00%		2.00%		2.00%		2.00%
Account fee	*		*		*		*

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Investment advisory fees**	0.935%	0.935%	0.935%	0.935%
Distribution and service (12b-1) fees	0.45%	1.00%	1.00%	None
Other expenses**	0.315%	0.315%	0.315%	0.315%
Total annual fund operating expenses	1.70%	2.25%	2.25%	1.25%
Less expense reimbursement[6]	0.00%	0.00%	0.00%	0.00%
Net annual fund operating expenses	1.70%	2.25%	2.25%	1.25%
[1]	This sales charge varies depending upon how much you invest. See “Fund Services.”
[2]

If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans or annuities and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the end of the calendar month of their purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares. See “Fund Services.”

[3]

This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “Fund Services.”

[4]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Fund Services.”
[5]

If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

[6]

Pursuant to a contract, the Adviser has agreed to make payments or waive its advisory fees to limit the expenses of the fund through March 10, 2010 (“Expense Limitation Agreement”) so that the Net Annual Fund Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of other investment companies in which the fund invests and extraordinary expenses) do not exceed 1.90%, 2.45%, 2.45% and 1.45% for Class A, Class B, Class C and Class Y shares, respectively. The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Adviser may discontinue these arrangements at any time after March 10, 2010. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.” In addition, the Adviser has agreed to provide, at no cost to the fund, the calculation of the net asset value of each class of shares of the fund through March 10, 2010.

*	The fund will deduct a $35 annual fee from accounts with a balance of less than $1,500.
**	Restated to reflect current fees.

5

FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$640	$728	$328	$328	$228	$127
3 years	$985	$1,103	$703	$703	$703	$397
5 years	$1,354	$1,405	$1,205	$1,205	$1,205	$686
10 years	$2,388	$2,447	$2,447	$2,585	$2,585	$1,511
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

6

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The fund has principal investment strategies that involve certain inherent risks. The fund’s principal risks are described in its principal investment risks section. The following is a list of additional risks to which the fund may be subject by investing in various types of securities or engaging in various practices.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately repay principal upon maturity.

Convertible Securities Risk:  The fund may invest in convertible securities which may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the fund in convertible debt securities are not subject to any ratings restrictions, although the Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the fund should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the fund’s assets and income.

Illiquid and Restricted Securities Risk.  The fund may invest in illiquid and restricted securities. Illiquid securities are securities that the fund cannot sell on an open market. This means that the fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of the fund’s debt securities generally will rise. Conversely, when interest rates rise, the value of the fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Lending Risk.  The fund may lend portfolio securities with a value of up to 33 1/3% of the fund’s total assets, including collateral received for securities lent. If the fund lends securities, there is a risk that the securities will not be available to the fund on a timely basis, and the fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a fund.

Leverage Risk.  The risk associated with securities or practices (e.g., borrowing) that multiply small price movements into large changes in value.

7

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the fund.

Market Risk.  The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Repurchase Agreements Risk.  The fund may enter into repurchase agreements under which the fund purchases a security that a seller has agreed to repurchase from the fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the fund might incur a loss. If the seller declares bankruptcy, the fund may not be able to sell the security at the desired time.

Security Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

Short Sale Risk.  A “short sale” is the sale by the fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Special Situations Risk.  The fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the fund.

Unseasoned Companies Risk.  The fund may invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that the fund has valued certain securities higher than it can sell them for.

Additional Investment Strategies

The following is a list of investment strategies that may be utilized by the fund. For further information about the investment strategies, see the fund’s Statement of Additional Information (“SAI”).

Derivatives.  The fund can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that it will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate or index. Options, futures contracts and forward are examples of “derivatives.”

Foreign Investing.  The fund may invest in foreign securities, including depositary receipts of foreign based companies, and including companies based in developing countries.

Portfolio Turnover.  The fund does not restrict the frequency of trading to limit expenses or to minimize the tax effect that the fund’s distributions may have on shareholders. The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover). It is expected that the fund may have a high portfolio turnover rate.

Securities Lending.  For purposes of realizing additional income, the fund may lend its portfolio securities to broker- dealers approved by the Corporation’s Board of Directors. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  The fund may engage in short sales. A “short sale” is the sale by the fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the fund will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss. The fund generally will only engage in covered short sales. In a covered short sale, the fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) designates on the records of the Adviser or with the Corporation’s custodian, cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

8

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

9

MANAGEMENT TEAM

The Adviser

Gabelli Funds, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the fund. The Adviser, under the general supervision of the Corporation’s Board of Directors (“Board”), supervises and manages the investment and reinvestment of the fund’s assets, arranges for the purchase and sale of securities and other assets by the fund, oversees the administration of all aspects of the fund’s business and affairs, and provides or arranges for the provision of certain administrative services to the fund. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc., (“GBL”), a publicly held company listed on the New York Stock Exchange. As of December 31, 2007, GBL held approximately $31 billion in assets under management.

Fund	Portfolio Manager	Business Experience
Enterprise Mergers and Acquisitions Fund	Mario J. Gabelli	Mario J. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds and GAMCO Asset Management, Inc. since their organization, and is responsible for the day-to-day management of the Enterprise Mergers and Acquisitions Fund. He has more than 36 years’ experience in the investment industry.

The SAI provides additional information about the Adviser, the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of shares of the fund.

Advisory Fees

The fund pays a fee to Gabelli Funds for advisory and administrative services. The table below shows the contractual rate of the advisory fee (as a percentage of the fund’s average daily net assets) payable by the fund:

Name of Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Enterprise Mergers and Acquisitions Fund	0.935%	0.910%	0.885%	0.860%	0.835%

A discussion regarding the basis for the decision by the Corporation’s Board of Directors to approve the investment advisory agreement with Gabelli Funds is available in the Corporation’s annual report for the fiscal year ended October 31, 2007.

Prior to March 11, 2008, the advisory fee was paid to Enterprise Capital Management, Inc. (“ECM”), the former investment manager of the fund. The contractual rate of the advisory fee paid to ECM was equal to an annual rate of 0.880% of the fund’s average daily net asset value on the first $1 billion; 0.855% on the next $1 billion; 0.830% on the next $3 billion; 0.805% on the next $5 billion; and 0.780% thereafter. For the fiscal year ended October 31, 2007, the Fund paid a management fee at the annual rate of 0.88%. In addition, the fund paid a separate fee for certain administrative services to an affiliate of ECM at an annual rate equal to 0.055% of the fund’s total average net assets.

Expense Limitation Agreement

In the interest of limiting until March 10, 2010 the expenses of the fund, the Adviser has entered into an expense limitation agreement with the fund (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive or limit its advisory fees and to assume other expenses so that the net annual operating expenses of the fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses of other investment companies in which the fund invests and other extraordinary expenses not incurred in the ordinary course of the fund’s business), are limited to the following respective expense ratios:

	Net Expenses Limited to (% of daily net assets)
FUND	A	B	C	Y
Enterprise Mergers and Acquisitions Fund	1.90%	2.45%	2.45%	1.45%

10

MANAGEMENT TEAM

The Adviser (cont’d)

In addition, the Adviser has agreed to provide, at no cost to the fund, the calculation of net asset value of each class of shares of the fund through March 10, 2010.

The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped all eligible previous payments made, the fund will be charged such lower expenses.

11

FUND SERVICES

Investing in the Fund

Choosing a Share

The fund offers Class A, Class B, Class C and Class Y shares to the public. The fund is not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.” Each class of shares has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

Effective on or about March 1, 2008, no new investments will be allowed in Class B shares in the fund, except through reinvestment of dividends or capital gains or permitted exchanges. Except as noted below, all subsequent investments through automatic investment plans will be directed into Class A shares at net asset value. Investments in Class B shares will, however, remain permissible for existing shareholders investing through qualified retirement plans (such as 401(k) plans, 403(b) plans, simple and individual retirement accounts under Section 408 of the Internal Revenue Code, as amended (“IRC”), Roth IRAs under IRC Section 408A, Coverdell ESAs under IRC Section 530 or 457 plans). Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Enterprise Fund for Class B shares of another Enterprise Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the fund’s shares will be permitted to invest in other classes of the fund, subject to that class’ pricing structure and eligibility requirements, if any. In addition, for Class B shares outstanding as of March 1, 2008 and Class B shares acquired upon reinvestment of dividends or capital gains or through exchange, all Class B share attributes, including the contingent deferred sales charge (“CDSC”) schedule, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form.

The table below summarizes the key features of each class of shares. They are described in more detail below. Information regarding the sales charges for each class of shares of the fund as well as additional information regarding each class of shares of the fund also is available free of charge and in a clear and prominent format at www.axaenterprise.com in the “Funds — Fund Information and Details” portion of the website. From the website description, a hyperlink will take you directly to this disclosure. Additional information regarding sales loads is available in the SAI.

	Class A	Class B	Class C	Class Y
• Availability?	• Generally available through most investment dealers.

•  No longer offered for new investments, except through qualified retirement plans, reinvestments of dividends or capital gains or permitted exchanges and except as noted above.

•  Available only to investors making a single purchase of less than $100,000

			• Available only to investors making a single purchase of less than $1,000,000.	• Available only to certain types of investors purchasing $1,000,000 or more with certain exceptions.

12

FUND SERVICES

Investing in the Fund (cont’d)

	Class A	Class B	Class C	Class Y
• Initial Sales Charge?

•  Yes. Payable at time of purchase. Lower sales charges available for larger investments. If certain employee benefit plans or annuities qualified under Sections 401, 403 or 457 of the IRC or participants of such plans, invest $100,000 or more ($500,000 or more, in the case of traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares.

		• No. Entire purchase was invested in shares of the fund.	• No. Entire purchase is invested in shares of the fund.	• No. Entire purchase is invested in shares of the fund.
• CDSC?

•  No. However, under certain circumstances, we will charge a CDSC if you sell shares within 12 months of purchasing them and you did not pay an initial sales charge on such purchases. If the entire plan or you redeem the shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $5,000,000 of Class A shares will be 1%. See “Fund Services — How Sales Charges are Calculated.”

		• Yes. Payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	• Yes. Payable if you redeem your shares within one year of purchase.	• No.
• Distribution and Service Fees?	• 0.20% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• No.
• Conversion to Class A shares?	• (Not applicable.)	• Yes, automatically after eight years.	• No.	• No.

13

FUND SERVICES

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or other distributions.

Class A Sales Charges

Your Investment*	As a % of offering price	As a % of your investment	Dealer Discount or Agency Fee as a % of Offering Price**
Up to $ 99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999***	3.75%	3.90%	3.00%
$250,000 up to $499,999***	2.50%	2.56%	2.00%
$500,000 up to $999,999***	2.00%	2.04%	1.50%
$1,000,000 and up***	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.
*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the Enterprise Funds. For more information on reducing or eliminating sales charges, please see “Ways to Reduce or Eliminate Sales Charges.”
**	The Distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”
***	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans or annuities qualified under IRC Sections 401, 403, or 457 and $500,000 or more for traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) of Class A shares and redeem those shares within 12 months of the end of the calendar month of their purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

14

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class B Shares

Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there may be a CDSC on shares that is payable upon redemption. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Enterprise Fund (as defined under “Fund Services — Exchanging Shares”). Subject to the restrictions described above, the fund will not accept single purchases orders for Class B shares over $100,000. The amount of the CDSC declines as you hold your shares over time, according to the following schedule.

Holding period after purchase	% deducted when shares are sold
Up to one year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Your Class B shares will automatically convert to Class A shares of the fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or other distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes. Effective on or about March 1, 2008, Class B shares are no longer available for new investments, except through reinvestment of dividends or capital gains or permitted exchanges, except as noted above on page 12 under the heading “Investing in the Fund.”

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;
•	is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;
•	is deducted from the proceeds of the redemption, not from the amount remaining in your account, unless otherwise directed by you;
•	for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and
•	is applied to your shares at the time of sale based on the schedule applicable to those shares when you bought them.

A CDSC Will Not be Charged On

•	increases in net asset value above the purchase price;
•	shares you acquired by reinvesting your dividends or capital gain distributions; or
•	exchanges of shares of one fund for shares of the same class of another Enterprise fund.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares in the order purchased.

15

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class C Shares

Class C shares are sold at net asset value. However, there is a CDSC on shares that is payable on redemptions made within one year of the date of purchase. The holding period for purposes of determining the CDSC will continue to run after an exchange to Class C shares of another Enterprise Fund. The fund will not accept single purchase orders for Class C shares over $1,000,000. For more information regarding the application of the CDSC to Class C shares, see “How the CDSC is Applied to Your Shares” and “A CDSC Will Not Be Charged On.”

Class C Contingent Deferred Sales Charges

Holding period after purchase	% deducted when shares are sold
One year	1.00%
Thereafter	0.00%

Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. Only specific types of investors can purchase Class Y shares. The minimum investment amount for purchasing Class Y shares generally is $1,000,000. You may be eligible to purchase Class Y shares if you:

•

Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act;

•	Are an employee of Gabelli Funds or its subsidiaries or an immediate family member of such employee (not subject to 1,000,000 minimum investment amount);

•	Are a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker/dealer (not subject to $1,000,000 minimum investment amount);

•

Are a present or former director of the Corporation or a spouse or minor child of any such director or any trust, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative (not subject to $1,000,000 minimum investment amount); or

•	Are a financial institutional buyer.

Compensation to Securities Dealers

The fund is distributed by EFD. As noted above, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the fund, on behalf of Class A, Class B and Class C shares, pays ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by the fund pursuant to Rule 12b-1 under the 1940 Act) to the Distributor. The sales charges are detailed in the section entitled “Fund Services — How Sales Charges are Calculated.” The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers at a rate equal to or in excess of the amounts the dealers receive for sales of Class A shares when they sell Class B and C shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. The Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.20% of their average daily net assets, and Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. The compensation the Distributor receives is for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares, including printing and mailing of the Corporation’s prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries

16

FUND SERVICES

How Sales Charges are Calculated (cont’d)

and broker-dealers and holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares. Because these distribution fees are paid out of the fund’s assets on an ongoing basis, the fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

In addition to the sales charges paid by investors and the distribution and service fees paid by the fund, the Distributor and/or the Adviser may make payments out of its own resources to provide additional compensation to selling dealers and other persons who sell shares of the fund and other mutual funds distributed by the Distributor (collectively “Dealers”). Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. Additional payments to these Dealers, may, but are not normally expected to, exceed in the aggregate 0.25% of total sales and/or 0.12% of the average daily net asset value of the fund shares attributable to a particular Dealer.

The additional payments to such Dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor and/or the Adviser in its sole discretion, may be different for different Dealers. These additional payments are made by the Distributor and/or the Adviser and do not increase the amount paid by you or the fund as shown under the heading “Fees and Expenses” in the Fund Profile.

Such payments are intended to provide additional compensation to Dealers for various services, including without limitation, providing periodic and ongoing education and training of Dealer personnel regarding the fund; disseminating to Dealer personnel information and product marketing materials regarding the fund; explaining to clients the features and characteristics of the fund; conducting due diligence regarding the fund; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Dealers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Dealer firm charges its representatives for effecting transactions in fund shares) and other similar charges. The Distributor and/or the Adviser may make other payments or allow other promotional incentives to Dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Dealers whose representatives have sold or may sell a significant number of shares. The Dealers receiving additional payments include those that may recommend that their clients consider or select an Enterprise Fund for investment purposes, including those that may include one or more Enterprise Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a Dealer firm or its representatives to recommend or offer shares of Enterprise Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor and/or the Adviser to, without limitation, the Dealer, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Dealer compensation described above, the fund and/or the Adviser may pay fees to the Dealers and their affiliated persons for maintaining fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees are paid by the fund and are designed to be equal to or less than the fees the fund would pay to its transfer agent for similar services. Because these subaccounting fees are directly related to the number of accounts and assets for which the Dealers provide services, the fees will increase with the success of the Dealers’ sales activities.

The fund’s portfolio transactions are not used as a form of sales-related compensation to Dealers that promote or sell shares of the fund and the promotion and sale of such shares is not considered as a factor in the selection of broker-dealers to execute the fund’s portfolio transactions. The Adviser places the fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the fund. To the extent that the Adviser determines that a Dealer can provide the fund with the best net results, the Adviser may place the fund’s portfolio transactions with the Dealer even though it sells or has sold shares of the fund.

17

FUND SERVICES

How Sales Charges are Calculated (cont’d)

You can find further information in the SAI about the payments made by the Distributor and/or the Adviser and the services provided by your Dealer. Your Dealer may charge you fees or commissions in addition to those disclosed in this Prospectus. You can also ask your Dealer about any payments it receives from the Distributor and/or the Adviser and any services your Dealer provides, as well as about fees and/or commissions it charges.

18

FUND SERVICES

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the fund held in all accounts at any financial intermediary;

•	Information or records regarding shares of the fund held in any account at any financial intermediary by immediate family members of the shareholder; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges — Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•

Letter of Intent — You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application. At your request, purchases made during the previous 90 days may be included.

•

Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of Class A shares of the fund if the value of your existing aggregate holdings at the time of the additional purchase, each calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

Eliminating Sales Charges and the CDSC — Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that have entered into selling or service arrangements with the Distributor;

•

Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;

•	Direct referrals by the Adviser’s employees; and

•	Clients of fee-based/fee-only financial advisors.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the SAI. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

19

FUND SERVICES

Ways to Reduce or Eliminate Sales Charges (cont’d)

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any shares may generally be eliminated in the following cases:

•

Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under IRC Section 401(a) or by custodial accounts under IRC Section 403(b)(7), IRAs under IRC Section 408, Roth IRAs under IRC Section 408A, IRA rollovers, Coverdell ESAs under IRC Section 530, certain church plans under IRC Section 414, state and local government deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans;

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

•

Redemptions through a systematic withdrawal plan (however, with respect to Class B shares the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your fund account based upon the value of your fund account on the day you establish your plan);

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the federal Social Security Administration);

•

Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59 1/2 and required minimum distributions after age 70 1/2; or

•	Required minimum distributions from an IRA.

Repurchasing Fund Shares

If you redeem shares of the fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the fund within 180 days of redemption. Specifically, when you reinvest, the fund, if instructed, will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax advisor to determine how a redemption would affect you. The fund may modify or terminate the reinstatement privilege at any time.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or the fund. Check the SAI for details.

20

FUND SERVICES

It’s Easy to Open an Account

To open an account with the Corporation:

1.	Read the Prospectus carefully.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account	Minimum for Subsequent Investments*
Individual Retail Accounts	$2000	$50
Individual Retirement Accounts (IRAs)	$250	$50
Automatic Bank Draft Plan	$250	$50	**
Certain fee-based programs with which the Fund, the Adviser or the Distributor has an agreement	No minimum requirement.	No minimum requirement.
Coverdell Education Savings Accounts	$250	$50
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.
*	Does not apply to Class Y shares.
**	The Distributor offers an automatic bank draft plan with a minimum initial investment of $250 through which the fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the fund’s Class A or Class C shares.

3.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b)  complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or the Corporation at 1-800-368-3527. For more information on the Corporation’s investment program, refer to the section entitled “Additional Investor Services” in the Prospectus.

4.	Use the following sections as your guide for purchasing shares.

To conform to regulations under the USA PATRIOT Act of 2001, the fund is required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the fund may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the fund cannot complete the identification process, your investment and the application may be returned.

The fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts.

The fund reserves the right to close any fund account whose balance drops to $500 or less due to redemption activity. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 45 days’ notice before the fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

21

FUND SERVICES

Buying Shares

	Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional
	• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.
By Mail

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “The 787 Fund, Inc.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “The 787 Fund, Inc.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Mail the check with your completed application to:

By Regular mail

Enterprise Shareholder Services

P.O. Box 219731

Kansas City, Missouri 64121-9731

By Overnight Mail:

Enterprise Shareholder Services

330 West 9th Street

Kansas City,

Missouri 64105

•   Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

By Wire
• Call Enterprise Shareholder Services at 1-800-368-3527 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•   Visit www.axaenterprise.com to add shares to your account by wire.

•   Instruct your bank to transfer funds to State Street Bank & Trust, ABA #011000028,
Account # 99047144,
Attn: Custody.

•   Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through Automatic Clearing House (“ACH”)
Automatic Bank Draft Plan

•   Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment (subject to $250 initial investment and $50 minimum subsequent investment). Not available for Class B or Class Y shares.

•   Send a check marked “Void” or a deposit slip from your bank account with your application.

•   Please call Enterprise Shareholder Services at 1-800-368-3527 for an ACH form. A medallion guarantee may be required to add this privilege.

•   Your bank account may be debited monthly for automatic investment into the fund. Not available for Class B or Y shares.

22

FUND SERVICES

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See sections entitled “Restrictions on Buying, Selling and Exchanging Shares” and “Selling Restrictions.” In addition, when a shareholder redeems or exchanges shares of the fund (with the exceptions noted herein) which have been held for one month or less, the Corporation will assess and retain for the benefit of the remaining fund shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional

•   Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail

•   Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing” and, in particular, the information regarding medallion guarantees).

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

Enterprise Shareholder Services

P.O. Box 219731

Kansas City, Missouri 64121-9731

•   Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or via the ACH system to your bank (see below). Your bank may charge you a fee.

By Wire

•   Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•   Call Enterprise Shareholder Services at 1-800-368-3527, visit www.axaenterprise.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•   If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to Enterprise Shareholder Services.

•   Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

•   Please refer to the section entitled “Additional Investor Services” or call Enterprise Shareholder Services at 1-800-368-3527 or your financial professional for more information.

•   Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

23

FUND SERVICES

By Telephone

•   If you have authorized this service, you may redeem your shares by telephone by calling 1-800-368-3527.

•   If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.

•   Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Enterprise Fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your fund account, you can have the proceeds sent via the ACH system to your bank.

•   Proceeds (less any applicable CDSC) will generally be sent on the next business day. Your bank may charge you a fee.

Participate in the Bank Purchase and Redemption Plan

•   You may initiate an ACH Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account. Your bank may charge you a fee.

24

FUND SERVICES

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a medallion guarantee or additional documentation may be required.

A Medallion Guarantee is necessary if:

•	Total redemption proceeds exceed $50,000;

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s); or

•	Wire instructions indicate that wire proceeds should be sent to a bank other than the bank currently on file.

A Medallion Guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union; or

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or Enterprise Shareholder Services regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion guarantee, if applicable (see above).
Corporate or association accounts	• The signatures on the letter must include all trustees authorized to sign, including title.
Owners or trustees of trust accounts

•  The signatures on the letter must include all trustees authorized to sign, including title.

•  If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•  Medallion guarantee, if applicable (see above).

Power of Attorney (POA)

•  The signatures on the letter must include the attorney-in-fact, indicating such title.

•  Medallion guarantee, if applicable (see above).

•  Certified copy of the POA document stating it is still in full force and effect, specifying the fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signatures on the letter must include all trustees authorized to sign, including title. • Medallion guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

25

FUND SERVICES

Exchanging Shares

How to Exchange Fund Shares

Shares of the fund generally may be exchanged for shares of the same class of any other Enterprise Fund without paying a sales charge or a CDSC. Shares of the fund also may be acquired in exchange for shares of the same class of another Enterprise Fund without paying a sales charge or CDSC. Enterprise Funds currently include the fund and series of AXA Enterprise Funds Trust. For more information about any Enterprise Fund that is not described in this Prospectus, including the fund’s investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of an Enterprise Fund may be legally sold. The fund may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of fund shares for shares of another Enterprise Fund is treated as a sale on which gain or loss may be recognized. In addition, when a shareholder redeems or exchanges shares of an Enterprise Fund (with the exceptions noted herein) which have been held for one month or less, the Corporation will assess and retain for the benefit of the remaining fund shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional

•   Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange shares. Your broker or financial professional may charge you for its services.

By Mail

•   Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

Enterprise Shareholder Services

P.O. Box 219731

Kansas City, Missouri 64121-9731

By Telephone

•   If you have authorized this service, you may exchange by telephone by calling 1-800-368-3527.

•   If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website

•   Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

26

FUND SERVICES

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The fund reserves the right to suspend or change the terms of purchasing, selling or exchanging shares.

Purchase and Redemption Restrictions on Market Timers and Active Traders

Frequent exchanges or purchases and redemptions of fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the fund. Such activity may adversely affect fund performance and the interests of long-term investors by requiring the fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accommodate frequent trades by investors, the fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the fund cannot predict how much cash it will have to invest. In addition, disruptive exchanges or purchases and redemptions of fund shares may impede efficient fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, the fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. In addition, if the fund were to invest a significant portion of its assets in foreign securities, it may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Corporation and the fund discourage frequent exchanges or purchases and redemptions of fund shares by fund shareholders and will not make special arrangements to accommodate such transactions in fund shares. As a general matter, the fund and the Corporation reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the fund’s other shareholders or would disrupt the management of the fund.

The Corporation’s Board has adopted certain procedures to discourage what it considers to be disruptive trading activity. The Corporation seeks to apply its policies and procedures to all fund shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that fund performance will be affected by such activity.

•

The design of such procedures involves inherently subjective judgments, which the Adviser, on behalf of the Corporation seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•

The limits on the Adviser’s ability, on behalf of the Corporation, to monitor and detect potentially disruptive trading activity and to impose the trading restrictions and redemption fees described herein, particularly in omnibus account arrangements, which means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent purchases and redemptions, while others will bear the effect of that activity.

If the Adviser, on behalf of the Corporation, determines that a shareholder’s exchange or purchase and redemption patterns involving the fund are disruptive to the fund, it may, among other things, refuse or limit any purchase or exchange order. The Adviser may also refuse to act on exchange or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, the Adviser may consider the combined exchange or purchase and redemption activity of shareholders that it believes are under common ownership, control or direction. The Adviser currently considers exchanges into and out of (or vice versa) the fund in less than two-week intervals or exchanges or redemptions of shares held for less than seven days as potentially disruptive transfer activity.

27

FUND SERVICES

In addition, when a shareholder redeems or exchanges shares of the fund (with the exceptions described below) which have been held for one month or less, the fund will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The fund will use the “first in, first out” method to determine the shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder’s account. The fund reserves the right to modify or discontinue the short-term trading fee at any time or from time to time.

The fund will not assess a redemption fee with respect to certain transactions. At this time, the following shares of the fund will not be subject to the redemption fees:

1. Shares purchased by the reinvestment of dividends or capital gain distributions:

2. Shares redeemed or exchanged through rebalancing, or asset reallocation, wrap fee, omnibus or other programs approved by the Adviser; and

3. Shares redeemed by the fund to cover various fees (e.g., account fees).

Consistent with seeking to discourage disruptive trading activity, the fund may also, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restrictions

The table below describes restrictions in place on selling shares of the fund described in this Prospectus.

Restriction	Situation
The fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
The fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.
The fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for the fund to make cash payments as determined in the sole discretion of the Adviser.
The fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. Enterprise Shareholder Services recommends that certificates be sent by registered mail.

28

FUND SERVICES

How Fund Shares are Priced

“Net asset value” is the price of one share of the fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•

The price you pay or receive for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by the Transfer Agent or an approved financial intermediary (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by the Transfer Agent or an approved financial intermediary.

•

Requests received by the Transfer Agent or an approved financial intermediary after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•

If the fund is heavily invested in foreign securities, it might have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when the fund’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities (including exchange traded funds (“ETFs”)) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Corporation’s Board of Directors at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by the fund will be valued at the net asset value of the shares of such funds as described in those funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Corporation’s Board of Directors. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Corporation’s calculation of net asset values for the fund when the

29

FUND SERVICES

Corporation deems that the particular event or circumstance would materially affect the fund’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include significant price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Corporation’s Board of Directors believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short-term traders.

Dividends and Other Distributions

The fund generally distributes most or all of its net investment income and its net realized gains, if any, annually.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another Enterprise Fund;

•

Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the fund or in shares of the same class of another Enterprise Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact the Corporation in writing, contact your broker or call 1-800-368-3527.

Tax Consequences

The fund intends to meet all requirements of the IRC necessary to continue to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you (unless you invest through a tax-exempt vehicle such as an IRA or 401(k) plan). Distributions derived from net investment income (including the excess of net short-term capital gain over net long-term capital loss) are generally taxable at ordinary income rates, except that under current law the fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the fund shares on which the dividends were paid. Distributions of net gains from investments that the fund owns for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011.

An exchange of fund shares for shares of another Enterprise Fund is treated as a sale thereof, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate described above. If you purchase shares of the fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution even though it represents, in effect, a partial return of your investment.

30

FUND SERVICES

If you receive more than $10 annually in taxable distributions from the fund, you will receive a Form 1099 to help you report those distributions and redemption proceeds, if any, that exceed $600 for the year on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate forms that are requested.

You should consult your tax advisor about any federal, state and local taxes that may apply to the distributions and redemption proceeds you receive.

31

FUND SERVICES

Additional Information

Additional Investor Services

Automatic Bank Draft Plan

An Automatic Bank Draft Plan is available for investors who wish to purchase Class A or Class C shares of the fund in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Corporation. For more information on how to join the Automatic Bank Draft Plan, please refer to the section entitled “Buying Shares.”

Automatic Dollar Cost Averaging Plan

You may have your shares automatically invested on a monthly basis into the same class (except Class B) of another Enterprise Fund. As long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another Enterprise Fund or you may open a new account with $250 or more. This policy also applies to Class Y shares if you are not subject to the minimum.

Automatic Reinvestment Plan

Dividends and capital gain distributions may be automatically reinvested in the same class of shares without a sales charge.

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Enterprise Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Enterprise Fund, please carefully read the relevant information about it in the Prospectus.

Automatic Exchange Plan

Enterprise Funds have an automatic exchange plan under which shares of a class of a fund are automatically exchanged each month for shares of the same class of other Enterprise Funds. There is no fee for exchanges made under this plan, but there may be a sales charge or tax consequences in certain circumstances. Please refer to the SAI for more information.

Systematic Withdrawal Plan

If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The fund processes sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The fund will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. The fund will waive the CDSC on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The fund may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or the fund may terminate the plan at any time.

32

FUND SERVICES

Automatic Bank Purchase Plan

If you have your bank account linked to your fund account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.

Fund Web Site

Visit www.axaenterprise.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information.

Transactions Through Processing Organizations

You may purchase or sell fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans or other omnibus accounts (“Processing Organization”). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the fund directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Gabelli Funds or its affiliates and certain Processing Organizations may receive compensation from the fund for shareholder recordkeeping and similar services.

33

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units as publicly quoted prices.

Capital gain distributions — Payments to the fund’s shareholders of profits earned from selling securities in the fund’s portfolio. Capital gains distributions are usually paid once a year.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share form one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records or assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest Rate — Rate of interest charged for use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of the fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing the fund’s total net assets by the number of shares outstanding.

Price-to-book ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluation the costs of different securities.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which the fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized based upon a formula developed by the SEC.

34

DESCRIPTION OF BENCHMARK

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. Stock Market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

35

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the fund’s financial performance for the periods shown. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund’s audited financial statements, is included in the fund’s Annual Report. The information should be read in conjunction with the financial statements contained in the fund’s Annual Report which is incorporated by reference into the fund’s SAI and available upon request.

Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and other distributions).

ENTERPRISE MERGERS AND ACQUISITIONS FUND

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended October 31,			Ten Months Ended October 31, 2004(c)	Year Ended December 31,
	2007(c)	2006(c)	2005(c)(d)		2003(c)	2002(c)
Net asset value, beginning of period	$12.75	$11.62	$11.26	$11.05	$9.70	$10.10

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.23	0.05	(0.03)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.18	1.43	0.70	0.24	1.56	(0.31)

Total from investment operations	1.27	1.66	0.75	0.21	1.50	(0.33)

Less distributions:
Dividends from net investment income	(0.26)	(0.11)	—	—	—	—
Distributions from realized gains	(0.59)	(0.42)	(0.39)	—	(0.15)	(0.07)

Total dividends and other distributions	(0.85)	(0.53)	(0.39)	—	(0.15)	(0.07)

Redemption fees	— #	— #	— #	— #	—	—

Net asset value, end of period	$13.17	$12.75	$11.62	$11.26	$11.05	$9.70

Total return (b)†	10.52%	14.73%	6.77%	1.90%	15.45%	(3.28)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$401,709	$289,464	$186,769	$120,465	$67,912	$31,022
Ratio of expenses to average net assets:
After waivers (a)	1.70%	1.66%	1.71%	1.74%	1.76%	1.83%
After waivers and fees paid indirectly (a)	1.66%	1.63%	1.66%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.70%	1.66%	1.71%	1.74%	1.76%	1.83%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.68%	1.84%	0.42%	(0.33)%	(0.57)%	(0.16)%
After waivers and fees paid indirectly (a)	0.72%	1.87%	0.47%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.68%	1.84%	0.42%	(0.33)%	(0.57)%	(0.16)%
Portfolio turnover rate (e)	216%	227%	183%	138%	233%	184%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	* *	* *	* *

36

ENTERPRISE MERGERS AND ACQUISITIONS FUND (cont’d)

	Class B
	Year Ended October 31,				Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2007(c)		2006(c)	2005(c)(d)			2003(c)	2002(c)
Net asset value, beginning of period	$12.39		$11.31	$11.03	$10.87		$9.59	$10.05

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.15	(0.01)	(0.08)		(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.14		1.39	0.68	0.24		1.54	(0.32)

Total from investment operations	1.18		1.54	0.67	0.16		1.43	(0.39)

Less distributions:
Dividends from net investment income	(0.19)		(0.04)	—	—		—	—
Distributions from realized gains	(0.59)		(0.42)	(0.39)	—		(0.15)	(0.07)

Total dividends and other distributions	(0.78)		(0.46)	(0.39)	—		(0.15)	(0.07)

Redemption fees	—		— #	—	—	#	—	—

Net asset value, end of period	$12.79		$12.39	$11.31	$11.03		$10.87	$9.59

Total return (b)†	9.96%		14.02%	6.17%	1.47%		14.90%	(3.89)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$48,688		$53,665	$49,896	$45,335		$35,564	$23,554
Ratio of expenses to average net assets:
After waivers (a)	2.25	%(d)	2.21%	2.26%	2.29	%(d)	2.31%	2.38%
After waivers and fees paid indirectly (a)	2.21	%(d)	2.18%	2.21%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	2.25	%(d)	2.21%	2.26%	2.29	%(d)	2.31%	2.38%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.25%		1.27%	(0.13)%	(0.88	)%(d)	(1.12)%	(0.71)%
After waivers and fees paid indirectly (a)	0.29%		1.30%	(0.08)%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	0.25%		1.27%	(0.13)%	(0.88	)%(d)	(1.12)%	(0.71)%
Portfolio turnover rate (e)	216%		227%	183%	138%		233%	184%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—		$—	$—	*	*	* *	* *

37

ENTERPRISE MERGERS AND ACQUISITIONS FUND (cont’d)

	Class C
	Year Ended October 31,			Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2007(c)	2006(c)	2005(c)(d)			2003(c)	2002(c)
Net asset value, beginning of period	$12.40	$11.31	$11.03	$10.87		$9.60	$10.05

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.15	(0.01)	(0.08)		(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.15	1.40	0.68	0.24		1.53	(0.31)

Total from investment operations	1.18	1.55	0.67	0.16		1.42	(0.38)

Less distributions:
Dividends from net investment income	(0.19)	(0.04)	—	—		—	—
Distributions from realized gains	(0.59)	(0.42)	(0.39)	—		(0.15)	(0.07)

Total dividends and other distributions	(0.78)	(0.46)	(0.39)	—		(0.15)	(0.07)

Redemption Fees	— #	— #	— #	—	#	—	—

Net asset value, end of period	$12.80	$12.40	$11.31	$11.03		$10.87	$9.60

Total return (b)†	9.96%	14.11%	6.17%	1.47%		14.78%	(3.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$176,766	$143,711	$100,671	$71,454		$42,882	$18,229
Ratio of expenses to average net assets:
After waivers (a)	2.25%	2.21%	2.26%	2.29	%(d)	2.31%	2.39%
After waivers and fees paid indirectly (a)	2.21%	2.18%	2.21%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	2.25%	2.21%	2.26%	2.29	%(d)	2.31%	2.39%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.16%	1.28%	(0.13)%	(0.88	)%(d)	(1.12)%	(0.72)%
After waivers and fees paid indirectly (a)	0.20%	1.31%	(0.08)%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	0.16%	1.28%	(0.13)%	(0.88	)%(d)	(1.12)%	(0.72)%
Portfolio turnover rate (e)	216%	227%	183%	138%		233%	184%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	$—	$—	*	*	* *	* *

38

ENTERPRISE MERGERS AND ACQUISITIONS FUND (cont’d)

	Class Y
	Year Ended October 31,				Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2007(c)		2006(c)	2005(c)(d)			2003(c)	2002(c)
Net asset value, beginning of period	$13.04		$11.88	$11.45	$11.19		$9.77	$10.13

Income (loss) from investment operations:
Net investment income (loss)	0.16		0.29	0.11	0.01		(0.01)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.20		1.45	0.71	0.25		1.58	(0.32)

Total from investment operations	1.36		1.74	0.82	0.26		1.57	(0.29)

Less distributions:
Dividends from net investment income	(0.33)		(0.16)	—	—		—	—
Distributions from realized gains	(0.59)		(0.42)	(0.39)	—		(0.15)	(0.07)

Total dividends and other distributions	(0.92)		(0.58)	(0.39)	—		(0.15)	(0.07)

Redemption Fees	—	#	— #	—	—	#	—	—

Net asset value, end of period	$13.48		$13.04	$11.88	$11.45		$11.19	$9.77

Total return (b)	11.01%		15.23%	7.28%	2.32%		16.06%	(2.87)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$106,487		$81,816	$37,489	$12,001		$4,885	$1,014
Ratio of expenses to average net assets:
After waivers (a)	1.25	%(d)	1.21%	1.26%	1.29	%(d)	1.31%	1.38%
After waivers and fees paid indirectly (a)	1.21%		1.18%	1.21%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	1.25	%(d)	1.21%	1.26%	1.29	%(d)	1.31%	1.38%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.15%		2.34%	0.87%	0.12	%(d)	(0.11)%	0.30%
After waivers and fees paid indirectly (a)	1.19%		2.38%	0.92%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	1.15%		2.34%	0.87%	0.12	%(d)	(0.11)%	0.30%
Portfolio turnover rate (e)	216%		227%	183%	138%		233%	184%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$—	$—	*	*	* *	* *

**	Prior to the year ended October 31, 2005, these ratios and per share amounts were not provided.
#	Per share amount is less than $0.005.
†	The total returns for Class A, Class B and Class C do not include sales charges.
(a)	Ratios for periods less than one year are annualized.
(b)	Total return for periods less than one year are not annualized.
(c)	Net investment income (loss) and capital changes per share are based on daily average shares outstanding.
(d)	Reflects overall fund ratios adjusted for class specific expenses.
(e)	Portfolio turnover rate for periods less than one year are not annualized.

39

ENTERPRISE MERGERS AND ACQUISITIONS FUND AND YOUR PERSONAL PRIVACY

Who are we?

The Enterprise Mergers and Acquisition Fund is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become an Enterprise Mergers and Acquisition Fund customer?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This is not part of the Prospectus.

40

If you would like more information about the fund, the following documents are available free of charge upon request and on the fund’s website at www.axaenterprise.com:

Annual and Semi-Annual Reports — Include more information about the fund’s investments and performance. The reports usually include performance information, a discussion of market conditions and investment strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the fund, has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the fund’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, the Fund or its the Distributor at:

Enterprise Mergers and Acquisitions Fund One Corporate Center Rye, New York 10580-1422 Telephone: 800-GABELLI (800-422-3554) www.gabelli.com	Enterprise Fund Distributors, Inc. Atlanta Financial Center 3343 Peachtree Road, N.E., Suite 450 Atlanta, Georgia 30326 Telephone: 1-800-432-4320 Internet: www.axaenterprise.com

Your financial professional or the Corporation will also be happy to answer your questions or to provide any additional information that you may require.

Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR database on the SEC’s

Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

Washington, D.C. 20549-0102.

The 787 Fund, Inc.

Enterprise Mergers and Acquisitions Fund

(Investment Company Act File No. 811-22041)

©2008 Enterprise Funds

THE 787 FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

March 11, 2008

Enterprise Mergers and Acquisitions Fund

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for The 787 Fund, Inc. (the “Corporation”) dated March 11, 2008, which may be obtained, without charge, by calling the Corporation toll free at 1-800-GABELLI (800-422-3554), or writing the Corporation at One Corporate Center, Rye, New York 10580-1422. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

The audited financial statements for the period ended October 31, 2007, including the financial highlights, appearing in the Corporation’s Annual Report to Shareholders (available without charge, upon request, by calling or writing the Corporation at the above phone number or address), filed electronically with the SEC on January 8, 2008 (File No. 811-22041), are incorporated by reference and made a part of this document.

DESCRIPTION OF THE CORPORATION

The Corporation is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation was incorporated in Maryland on March 26, 2007.

The Corporation currently consists of one fund — the Enterprise Mergers and Acquisitions Fund. The fund was formed on February 28, 2001 as a series of The Enterprise Group of Funds, Inc. and conducted business as a series of that corporation until September 20, 2007. On that date, the fund reorganized into a newly-created series of the Corporation with the same name, investment objective, investment policies and investment restrictions. Information in the Prospectus and this SAI regarding the fund relating to periods prior to September 20, 2007 reflect the operations of the fund while it was a series of The Enterprise Group of Funds, Inc. The Board of Directors of the Corporation (the “Board”) is permitted to create additional funds. The assets of the Corporation received for the issue or sale of shares of the fund and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to the fund, and constitute the underlying assets of the fund. The underlying assets of the fund shall be charged with the liabilities and expenses attributable to the fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Corporation shall be allocated between or among any one or more of its classes.

Each class of shares is offered under the Corporation’s multi-class distribution system, which is designed to allow promotion of investments in the Corporation through alternative distribution channels. Class B shares are no longer available for new investments, except through qualified retirement plans, reinvestment of dividends or capital gains or permitted exchanges and as otherwise set forth in the Prospectus. Under the Corporation’s multi-class distribution system, shares of each class of the fund represent an equal pro rata interest in the fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses”; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Corporation’s Board under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor for the Class A, B and C shares pursuant to the Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act with respect to those classes of shares.

Gabelli Funds, LLC is the fund’s investment adviser (“Gabelli Funds,” or “Adviser”) and Enterprise Fund Distributors, Inc. is the fund’s distributor (“EFD” or “Distributor”).

THE FUND

Enterprise Mergers and Acquisitions Fund.    The fund invests primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months.

Under normal circumstances, at least 65% of the net asset value of the fund will be invested in equity securities. The fund invests in securities that are traded on national securities exchanges and in the over-the-counter market. The fund may invest up to 20% of its assets in foreign securities including those listed on a domestic or foreign securities exchange and including ADRs or EDRs. The fund is non diversified as that term is defined in the 1940 Act.

The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value oriented equity securities that should trade at a significant discount to the

Adviser’s assessment of their “private market value.” Private market value is the value that informed investors would be willing to pay to acquire the entire company. The fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

In general, securities of issuers which are the subject of a tender or exchange offer or merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.

Fundamental Restrictions

The fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund. Set forth below are each of the fundamental restrictions adopted by the fund.

The fund will not:

(1) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and obligations of the fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

(2) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(3) Buy or sell physical commodities or contracts involving physical commodities. In accordance with the fund’s investment strategies as reflected in its prospectus and statement of additional information (collectively, the “Prospectus”) the fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

(4) Purchase any security if, as a result 25% or more of the fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(5) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(6) Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, repurchase agreements, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the fund’s investment objective.

For purposes of Investment Restriction 4, the fund relies on Bloomberg Economic Sectors Classification System in determining industry classification. The fund’s reliance on this classification system is not a fundamental policy of the fund and, therefore, can be changed without shareholder approval.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the fund’s assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the fund’s asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Non-Fundamental Restrictions

The following investment restrictions apply generally to the fund, unless otherwise indicated but are non-fundamental. They may be changed for the fund by the Board of Directors of the Corporation and without a vote of the fund’s shareholders.

The fund may not:

(1) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

(2) Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of the fund’s assets would be invested in such securities.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the fund’s principal investment strategies discussed in the Prospectus, the fund may engage in other types of investment strategies as further described below. The fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices, except where otherwise prohibited by law or the fund’s own investment restrictions.

Asset-Backed Securities.    The fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. Certain collateral may be difficult to locate in the event of default and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. If the fund purchases asset-backed securities that are

“subordinated” to other interests in the same pool of assets, the fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

Bonds.    The fund may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Brady Bonds.    The fund may invest in Brady Bonds, which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Adviser to the fund.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by the fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Convertible Securities.    The fund may invest in convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

Depositary Receipts.    The fund may invest in portfolio Depositary Receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of the fund’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Equity Securities.    The fund may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    The fund may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Foreign Currency.    The fund may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the fund’s assets and income. In addition, although a portion of the fund’s investment income may be received or realized in such currencies, the fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. The fund may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    The fund also may invest in forward foreign currency exchange contracts (“forward contract”). Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The fund’s use of such contracts will include, but not be limited to, the following situations.

First, when the fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the fund’s Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser to the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

The fund may enter into forward contracts for any other purpose consistent with the fund’s investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.

At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    The fund may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. The fund may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The fund will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by the fund will be considered “covered” if, so long as the fund is obligated as the writer of the put, it segregates either on its records or with the fund’s custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the fund will be considered “covered” only if the fund segregates either on its records or with the fund’s custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by the fund, sold by the fund but not yet delivered or anticipated to be purchased by the fund. As an illustration, the fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, the fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    The fund may invest in over-the-counter options on foreign currency transactions. The fund may invest in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund may only enter into forward contracts on currencies in the over-the-counter market. The Adviser may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The fund may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

The fund will not speculate in foreign currency options, futures or related options. Accordingly, the fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    The fund also may invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Canadian Time Deposits, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets the fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to the fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    The fund may invest up to 5% of its net assets in emerging market securities. Such investments involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, the fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the fund’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by the fund if the company deems a purchaser unsuitable, which may expose the fund to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Corporation has approved certain procedures concerning the fund’s investments in Russian securities. Among these procedures is a requirement that the fund will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with the fund’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of the fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the fund would otherwise make.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the fund’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and

Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    The fund may invest in forward commitments, when-issued and delayed delivery securities. Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when the fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When the fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to designate the segregation, either on the records of the Adviser or with the Corporation’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the fund’s other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price.

The fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within 120 days from the date the transactions are entered into, although the fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although the fund does not intend to make such purchases for speculative purposes and intend to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, the fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the fund’s payment obligation).

Illiquid Securities or Non-Publicly Traded Securities.    The fund may invest in illiquid securities or non-publicly traded securities. The inability of the fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the fund which are eligible for resale pursuant to Rule 144A will be monitored by the fund’s Adviser on an ongoing basis, subject to the oversight of the Adviser. In the event that such a security is deemed to be no longer liquid, the fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to the fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Directors and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations.    The fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Directors determines that a readily available market exists for such obligations, the fund will treat such obligations as subject to the limit for illiquid investments for the fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    The fund may invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds.    Exchange traded funds (“ETFs”) are a type of investment company security bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    Passive foreign investment companies (“PFICs”) have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of the fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Investment Grade Securities.    The fund may invest in investment grade securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the Adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Master Demand Notes.    The fund may invest in variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the Adviser, subject to the overall review of the fund’s Directors, monitors the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    The fund may invest in mortgage-backed and mortgage-related securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The fund may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. Moreover, the risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, the fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

CMOs can also be in the form of “Floaters” — where the coupon rate floats in the same direction as interest rates and “Inverse Floaters” — where the coupon rate floats in the opposite direction as interest rates. Floaters and Inverse Floaters are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR (“London Inter-Bank Offering Rate”) and the 11th District cost of funds index (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters and Inverse Floaters can be reset at fixed intervals over the life of the Floater or Inverse Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters and Inverse Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on the fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

Municipal Securities.    The fund may invest in municipal securities (“municipals”), which are debt obligations issued by or on behalf of local and state governments, territories and possessions of the U.S., including the District of Columbia, and their political sub-divisions, agencies and instrumentalities that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Options and Futures Transactions.    The fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts and swap transactions. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.

The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

Options on Securities.    A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. The fund may purchase call options that may or may not be listed on a national exchange and issued by the Options Clearing Corporation. Similarly, the fund may write call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Real Estate Investment Trusts.    The fund may invest in securities issued by real estate investment trusts (“REITs”). Risks associated with investments in securities of REITs include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements.    The fund may invest in repurchase agreements, which are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counter-parties believed by the Adviser to present minimum credit risks.

Securities Loans.    The fund may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, the fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. The fund has the right to terminate a loan at any time. The fund does not have the right to vote on securities while they are on loan, but the fund’s Adviser may attempt to terminate loans in time to vote those proxies the Adviser has determined are material to the fund’s interests. The fund has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The fund will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the fund’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter or credit or securities, the borrower will pay the fund a loan premium fee. The fund may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the fund derived from lending the fund’s securities. Should the borrower of securities fail financially, the fund may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Loans will be made only to firms judged by the Adviser, with the approval of the Board, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. The fund seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

Short Sales.    The fund may enter into a “short sale.” A “short sale” is the sale by the fund of a security which has been borrowed from a third party on the expectation that the market price will drop. The fund generally will only engage in covered short sales. In a covered short sale, the fund either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) designates on the records of the Adviser or with the Corporation’s custodian, cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the fund to, for example, lock in a sale price for a security the fund does not wish to sell immediately. For a short sale against the box, the fund will designate the segregation, either on its records or with the Corporation’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The fund will endeavor to offset transaction costs associated with short sales with the income from the investment of the cash proceeds.

Short Term Investments.    The fund may invest in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which the fund may invest include but are not limited to: government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The fund may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.

Small Company Securities.    The fund may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in this fund may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

Swaps.    The fund may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. The fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Corporation’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to a fund’s borrowing restrictions. The fund may enter into OTC swap transactions with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the fund is contractually obligated to make. If the other party to a swap defaults, the fund’s risk of loss consists of the net amount of payments that the fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

Time Deposits and Variable Rate Notes.    The fund may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit the fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities.    The fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while the fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation — Taxation of Fund Operations” below.

Warrants.    The fund may invest in warrants and similar securities. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    The fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount “original issue discount” or “OID” and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the fund is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such accrued amounts at least annually to its shareholders. See “Taxation — Taxation of Fund Operations” below. Thus, the fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Adviser or when one Adviser replaces another, necessitating changes in the portfolio it manages. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in the Adviser’s investment outlook or changes in the Adviser(s) managing the fund. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the fund and its shareholders and increases realized gains and losses. The fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The sale of the fund’s securities may result in the recognition of capital gain or loss. Depending on the frequency of sales, any such net gain may be short-term capital gain, the distribution of which to the fund’s shareholders would, unlike long-term capital gain, be taxable as ordinary income.

The portfolio turnover rate of the fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the fund is expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in the fund’s investment portfolio were replaced once in a period of one year. During 2006 and 2007, the fund’s portfolio turnover rate exceeded 100%.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Employees of Gabelli Funds and its affiliates will often have access to information concerning the portfolio holdings of the fund. The Corporation and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the fund, which includes information relating to the fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the fund (collectively, “Portfolio Holdings Information”). In addition, the Corporation and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the fund’s website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the fund and its shareholders and, if a potential conflict between the Adviser’s interests and the fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer of the Corporation or those Directors who are not considered to be “interested persons” of the Corporation, as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Corporation or employee of the Adviser shall communicate with the media about the fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Corporation;

(2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

(3) To service providers of the fund, as necessary for the performance of their services to the fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

(4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

(5) To certain broker-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker-dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Corporation and shall be reported to the Board at the next quarterly meeting; and

(6) To consultants for purposes of performing analysis of the fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the fund’s administrator, custodian, independent registered public accounting firm and legal counsel are set forth in this SAI. The fund’s proxy voting service is ADP Investor Communication Services. GCom2 provides typesetting services for the fund, and the fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.

Other than these arrangements with the fund’s service providers and proxy voting service, the fund has no ongoing arrangements to make available information about the fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Corporation that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Corporation, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Corporation any compensation or other consideration in connection with the disclosure of portfolio holdings of the fund. The Board will review such arrangements annually with the Corporation’s Chief Compliance Officer.

MANAGEMENT OF THE CORPORATION

The Corporation’s Board has the responsibility for the overall management of the Corporation and the fund, including general supervision and review of the fund’s investment activities and their conformity with Maryland law and the stated policies of the fund. The Corporation’s Board elects the officers of the Corporation who are responsible for administering the Corporation’s day-to-day operations. The Directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Directors

Name, Address** and Age	Positions Held With the Corporation	Term of Office† and Length of Time Served	Principal Occupation(s) Past Five Years	Number of Portfolios in Fund Complex†† Overseen by Director	Other Directorships Held by Director
Interested Director
Regina Pitaro*** (52)	Director	March 2008 to present	Managing Director and Director of GAMCO Asset Management Inc.	1	None
Independent Directors*
Name, Address** and Age	Positions Held With the Corporation	Term of Office† and Length of Time Served	Principal Occupations Past Five Years	Number of Portfolios in Fund Complex†† Overseen by Director	Other Directorships Held by Director
Anthony J. Colavita (72)	Director	From March 2008 to present	Partner in the law firm of Anthony J. Colavita P.C.	36	None
James P. Conn (69)	Director	From March 2008 to present	Retired — Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998) (insurance holding company)	17	None
Vincent D. Enright (64)	Director	From March 2008 to present	Retired — Former Senior Vice President and Chief Financial Officer of KeySpan Energy Corp (1994-1998) (public utility)	15	None
Arthur V. Ferrara (77)	Director	From March 2008 to present	Retired — Former Chairman & Chief Executive Officer, Guardian Life Insurance Company of America (1993-1995)	8	None
Salvatore J. Zizza (62)	Director	From March 2008 to present	Chairman of Zizza & Co. Ltd. (consulting)	27	Director of Hollis Eden Pharmaceuticals (biotechnology) and Earl Scheib, Inc. (automotive services)

*	Directors who are not “interested persons” of the Corporation (as that term is defined in the 1940 Act).
**	Correspondence intended for each Director may be sent to One Corporate Center, Rye, New York 10580-1422.
***	Affiliated with the fund’s Adviser.
†	Each Director serves until his or her resignation or retirement.
††	The fund complex consists of funds advised by Gabelli Funds and its affiliates.

Committees of the Board

The Corporation has a standing Audit Committee consisting of James P. Conn, Vincent D. Enright and Salvatore J. Zizza. The Audit Committee’s function is to recommend to the Board independent registered public accounting firm; direct investigations into matters within the scope of the independent registered public accounting firm’s duties; review with the independent registered public accounting firm the audit plan and results of the audit; approve professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; review the independence of the independent registered public accounting firm; consider the range of audit and non-audit fees; and prepare and submit Committee minutes to the Board. The Audit Committee held 2 meetings during the fiscal year ended October 31, 2007.

The Corporation has a Nominating and Compensation Committee consisting of Anthony J. Colavita, James P. Conn and Arthur V. Ferrara. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Director candidates and review the compensation arrangements for each of the Independent Directors. The Nominating and Compensation Committee will not consider shareholder nominees. The Nominating and Compensation Committee held 2 meetings during the fiscal year ended October 31, 2007.

The Corporation has a Valuation Committee consisting of officers of the Corporation and the Adviser, each of whom shall serve at the pleasure of the Board as members of the Valuation Committee. This committee determines the value of any of the Corporation’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Compensation of the Independent Directors

Effective March 11, 2008, each Independent Director receives an annual fee of $5,000 plus an additional $1,000 for each Board Meeting attended in person or by telephone. Directors are also reimbursed by the Corporation for travel and other out-of-pocket expenses, associated with attending Board or Committee meetings. The Corporation also pays each Independent Director serving as a member of the Audit or Nominating and Compensation Committees a fee of $500 per committee meeting. The Interested Director of the Corporation does not receive any compensation from the Corporation. Prior to March 11, 2008, none of the current Independent Directors received any compensation from the Corporation.

Director Compensation Table

for the Year Ended October 31, 2007

Director	Aggregate Compensation from Corporation	Total Compensation from Fund and Fund Complex Paid to Directors*
Regina Pitaro	$0	$0
Anthony J. Colavita	$0	$225,000	(35)
James P. Conn	$0	$104,750	(16)
Vincent D. Enright	$0	$96,997	(15)
Arthur V. Ferrara	$0	$135,250	(7)
Salvatore J. Zizza	$0	$166,250	(26)

*	Represents the total compensation paid to such persons during the calendar year ended December 31, 2007. The parenthetical number represents the number of investment companies (including the fund) or portfolios thereof from which such person receives compensation and which are considered part of the same “fund complex” as the fund because they have common or affiliated investment advisers. The Directors do not receive any pension or retirement benefits from the fund.

As of December 31, 2007, no Independent Director or members of his or her immediate family beneficially owned securities representing interests in the Adviser or Distributor of the Corporation, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Director’s spouse, children residing in the Director’s household and dependents of the Director.

Director Ownership of Fund Shares

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director in the fund and in all funds in the aggregate within the same fund family overseen by the Director as of December 31, 2007.

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Interested Nominees
Regina Pitaro	Over $100,000	Over $100,000
Independent Nominees
Anthony J. Colavita	None	Over $100,000
James P. Conn	None	Over $100,000
Vincent D. Enright	None	Over $100,000
Arthur V. Ferrara	None	Over $100,000
Salvatore J. Zizza	None	Over $100,000

*	This column reflects information regarding ownership of equity securities issued by funds in the fund complex.

The Corporation’s Officers

No officer of the Corporation receives any compensation paid by the Corporation. Each officer of the Corporation is an employee of the Adviser or an affiliate thereof. The Corporation’s principal officers are:

Name, Address* and Age	Positions Held With the Corporation	Term of Office** and Length of Time Served	Principal Occupations Past Five Years
Bruce N. Alper (56)	President and Secretary	Since March 2008	Executive Vice President and Chief Operating Officer of Gabelli Funds since 1988 and an officer of most of the registered investment companies in the Gabelli/GAMCO Funds complex; Director and President of Gabelli Advisers, Inc. since 1998.
Agnes Mullady (49)	Treasurer	Since March 2008	Vice President of Gabelli Funds since 2007; officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004; Controller of Reserve Management Corporation and Reserve Partners, Inc. and Treasurer of Reserve Funds from 2000 through 2002.
Peter D. Goldstein (54)	Chief Compliance Officer	Since March 2008	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs Asset Management from 2000 through 2004.

*	The address for each officer is One Corporate Center, Rye, New York 10580-1422.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

To the Corporation’s knowledge, as of February 7, 2008, the following persons were shareholders who beneficially owned 25% or more of the outstanding shares of the fund. A shareholder who owns beneficially, directly or indirectly, 25% or more of the fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the fund. Shareholders owning 25% or more of the outstanding shares of the fund may be able to determine the outcome of most issues that are submitted to shareholders for vote.

Title of Class	Shareholder	Shares Owned	% of Ownership
Class C	Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Dr E #FL3 Jacksonville, FL	4,226,744.9910	34.78%

Class Y	Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of Its Customers Attn: Service Team 4800 Deer Lake Dr E #FL3 Jacksonville, FL	2,127,111.6330	35.63%

To the Corporation’s knowledge, as of February 7, 2008, the following persons were shareholders of record entitling such persons to give voting instructions regarding 5% or more of the outstanding securities of any class of shares of the fund:

Title of Class	Shareholder	Shares Owned	% of Ownership
Class A	Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	2,541,641.5140	11.99%

Class B	Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of Its Customers Attn: Service Team 4800 Deer Lake Dr E #FL3 Jacksonville, FL 32246	461,132.9520	12.60%

Class B	Morgan Stanley & Co Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311	245,922.6110	6.72%

Class C	Morgan Stanley & Co Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311	660,493.0180	5.44%

Class Y	NFS LLC FEBO Regions Bank d/b/a Kenneburt Co. 250 Riverchase Pkwy E FL 5 Birmingham, AL 35244	543,729.8640	9.11%

Title of Class	Shareholder	Shares Owned	% of Ownership
Class Y	Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	1,331,684.0290	22.30%

As of February 7, 2008, the Directors and officers of the Corporation as a group, owned less than 1% of the outstanding shares of any class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Adviser is a New York limited liability company, which serves as an investment adviser to 15 open-end investment companies, and 8 closed-end investment companies with aggregate assets under management of approximately $31 billion as of December 31, 2007.

Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. (“GAMCO”), acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments, and as sub-adviser to certain third party investment funds which include registered investment companies, and had assets under management of approximately $13.8 billion as of September 30, 2007; Gabelli Advisers, Inc., a subsidiary controlled by GBL and affiliates, acts as investment adviser to The Westwood funds with assets under management of approximately $443 million as of September 30, 2007; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $491 million as of September 30, 2007; and Gabelli Fixed Income LLC acts as investment adviser for separate accounts having assets under management of approximately $27 million as of September 30, 2007. Each of the foregoing companies is a subsidiary of GBL.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the fund. The securities in which the fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the fund. The fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), which was approved by the shareholders of the fund on March 7, 2008. Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for the fund’s portfolio, makes the day-to-day investment decisions for the fund, arranges the portfolio transactions of the fund, and generally manages the fund’s investments in accordance with the stated policies of the fund, subject to the general supervision of the Board.

Under the Advisory Agreement, the Adviser also (i) provides the fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the fund, including maintaining certain books and records and overseeing the activities of the fund’s Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the fund by others, including the fund’s Sub-Administrator, Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the fund; (iii) provides the fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the fund’s registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the fund’s tax returns, and reports to the fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of net asset value per share of each class in the fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the fund’s Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated certain its administrative duties to the sub-administrator as described below under “Administrator Services.”

The cost of calculating the fund’s net asset value is an expense payable by the fund pursuant to its Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the net asset value, the fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursement if assets are less than $50 million. The Adviser, however, has agreed to provide, at no cost to the fund, the calculation of the fund’s net asset value, through March 10, 2010, pursuant to the Expense Limitation Agreement (defined below).

The Advisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, trustees, and controlling persons are not liable to the fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the fund. However, the Advisory Agreement provides that the fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Advisory Agreement also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the fund. The Advisory Agreement in no way restricts the Adviser from acting as adviser to others.

The Advisory Agreement was initially approved by the Board on July 31, 2007, and by fund shareholders, as noted above. By its terms, the Advisory Agreement will continue in effect for two years from its effective date and may be continued in effect annually thereafter, provided each such annual continuance is specifically approved by the Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Advisory Agreement. The Advisory Agreement is terminable without penalty by the fund on sixty days’ written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

The fund pays a fee to Gabelli Funds as described below for the investment advisory and administrative services it provides to the fund. Gabelli Funds and the Corporation have also entered into an agreement to limit the expenses of the fund (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed through March 10, 2010, to waive or limit its advisory fees and to assume other expenses so that the net annual operating expenses (with certain exceptions described in the Prospectus) of the fund are limited to the extent described in the Prospectus.

(as a percentage of average daily net assets)

	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Enterprise Mergers and Acquisitions Fund	0.935%	0.910%	0.885%	0.860%	0.835%

As discussed in greater detail below, under “The Distributor,” the Class A, Class B, Class C and Class Y shares may pay for certain distribution related expenses in connection with distribution and service activities.

The tables below show the amounts paid by the fund to Enterprise Capital Management (“ECM”), the fund’s former investment adviser, for the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007. The first column shows each fee without fee waivers or reimbursements, the second column shows the fees actually paid to ECM after fee waivers and reimbursements and the third column shows the total amount of fees waived by ECM and other expenses of the fund assumed by ECM pursuant to an expense limitation agreement.

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived or Reimbursed and Other Expenses Assumed
Mergers and Acquisitions Fund	$2,817,523	$2,817,523	N/A

FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived or Reimbursed and Other Expenses Assumed
Mergers and Acquisitions Fund	$3,990,177	$3,990,177	N/A

FISCAL YEAR ENDED OCTOBER 31, 2007

Fund	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived or Reimbursed and Other Expenses Assumed
Mergers and Acquisitions Fund	$6,347,717	$6,347,717	N/A

Prior to the date of this SAI, an affiliate of the Adviser served as the investment sub-adviser to the fund, subject to a Sub-advisory agreement between the sub-adviser and ECM.

During the fiscal years ended October 31, 2005, October 31, 2006, and October 31, 2007 ECM paid the following fees to the Adviser with respect to the fund pursuant to the Sub-advisory Agreement:

FISCAL YEAR ENDED OCTOBER 31, 2007

Fund	Sub-adviser Fee Paid
Mergers and Acquisitions Fund	$2,933,843

FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Sub-adviser Fee Paid
Mergers and Acquisitions Fund	$1,862,052

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund	Sub-adviser Fee Paid
Mergers and Acquisitions Fund	$1,303,593

Information regarding the portfolio manager of the fund, including his compensation, other accounts he manages and his ownership of shares of the fund to the extent applicable is attached in Appendix B.

Personal Trading Policies.    The Corporation, the Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

Administrative Services

The Advisory Agreement also provides that Gabelli Funds will oversee the administration of all aspects of the fund’s business and affairs and provide, or arrange for others whom it believes to be competent to provide, administrative services, as described above.

The Adviser has entered into a Sub-Administration Agreement (the “Sub-Administration Agreement”) with J.P.Morgan Investor Services Co. (the “Sub-Administrator”), which is located at 73 Tremont Street, Boston, Massachusetts 02108. Under the Sub-Administration Agreement, the Sub-Administrator provides certain administrative services to the fund.

For the services it provides, the Adviser pays the Sub-Administrator out of the fees it receives for providing administrative services to the fund. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expenses to the fund.

During the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007, the fund paid the following fees to AXA Equitable Life Insurance Company, the Corporation’s previous fund accounting and compliance services agent, under a Mutual Funds Service Agreement.

Fund	2007	2006	2005
Mergers and Acquisitions Fund	$396,719	$249,303	$123,181

The Distributor

The Corporation has a distribution agreement with EFD, whereby EFD serves as the Distributor for each class of the fund’s shares. EFD is an indirect wholly owned subsidiary of AXA Financial, Inc. and its address is 3343 Peachtree Road, N.E., Atlanta, Georgia 30326.

The Corporation’s distribution agreement with respect to Class A, Class B, Class C and Class Y shares (“Distribution Agreement”) was approved by its Board including a majority of Independent Directors. The Distribution Agreement will remain in effect from year to year provided its continuance is approved annually by (i) a majority of the Directors who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Corporation (“Independent Directors”) and, if applicable, who have no direct or indirect financial interest in the operation of the Plans (as defined below) or any such related agreement, by vote cast in person at a meeting called for the purpose of voting on such Distribution Agreement, and (ii) either by vote of a majority of the Directors or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Corporation as applicable.

The Corporation has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Corporation (“Plans”). Under the Plans, the fund is authorized to pay the Distributor a service fee accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of each class of shares. In addition to this service fee, the fund also is authorized to pay the Distributor a distribution fee, accrued daily and payable monthly, at the annual rate of 0.20% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class B and Class C shares. There is no distribution plan with respect to Class Y shares and the fund pays no service or distribution fees with respect to that class of shares.

The Board considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make approval of the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plans to any other person relative to those of the Corporation; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Corporation. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund’s shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Corporation’s Board, including the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any related Distribution Agreement, unanimously determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Corporation and the shareholders of the fund and approved them with respect to the fund.

Pursuant to each Plan, the Corporation compensates the Distributor from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the past or future sales of that class of shares. The Distributor retains fees on shares sold for the first year for Class B and Class C shares. Generally, the 12b-1 fees are paid by the Distributor to affiliated and unaffiliated securities dealers on a quarterly basis. A portion of the amounts received by the Distributor are used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Corporation prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class A, Class B and Class C shares as described further below in “Compensation to Financial Intermediaries and Third-Party Brokers-Dealers.”

The Plans are of a type known as a “compensation” plan because payments are made for services rendered to the fund with respect to a class of shares regardless of the level of expenditures by the Distributor. The Directors, however, will take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan’s renewal. The

Distributor’s expenditures will include, without limitation: (i) the printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the fund; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding fund investment objectives and policies and other information about the Corporation and the fund, including the performance of the fund; (v) training sales personnel regarding the shares of the fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of the fund (except Class B shares) on a continuous basis in all states in which the fund or the Corporation may from time to time be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of the fund.

The Plans and any Rule 12b-1 related agreement that is entered into by the Corporation with the Distributor in connection with the Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Corporation’s Board, and of a majority of the Independent Directors who have no direct financial interest in the operation of the Plans or the Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such plans or agreements. In addition, annual continuance of the Distribution Agreement must be approved by the Corporation’s Board or a majority of the outstanding voting securities (as defined by the 1940 Act), and a majority of Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. Furthermore, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the relevant class of the fund or by vote of a majority of the Independent Directors with no direct or indirect financial interest in the operation of the relevant Plan or Rule 12b-1 related agreement. Each Plan also provides that it may not be amended to increase materially the amount of average daily net assets annually (for Class A shares up to 0.45% and up to 1.00% of for Class B and Class C shares) that may be spent for distribution of any relevant class of the fund without the approval of the shareholders of the fund.

The table below shows the amounts paid by the fund to the Distributor pursuant to the 12b-1 Plan for the fiscal year ended October 31, 2007:

Fund	Distribution Fees Paid to Distributors
Mergers and Acquisitions Fund
Class A	$1,757,920
Class B	$538,478
Class C	$1,735,824

The table below shows the amount of sales charges earned by the Distributor in connection with the sale of shares of the fund and the amounts retained by the Distributor, net of payments to selling dealers, for the fiscal year ended October 31, 2007:

Fund	Amount Paid to Distributor	Amount Retained by Distributor
Mergers and Acquisitions Fund
Class A (Front End Sales Charge)	$1,696	$1,696
Class A (CDSC)	$2,446	$2,446
Class B (CDSC)	$178,004	$178,004
Class C (CDSC)	$62,729	$62,729

Compensation to Financial Intermediaries and Third-Party Broker Dealers

In addition to the sales commissions and the distribution and service fees paid by the fund to the Distributor for the purpose of compensating selling dealers (described above in “Investment Management and Other Services — The Distributor”), the Distributor and/or the Adviser may make payments out of its own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the fund and other mutual funds distributed by the Distributor (collectively, “Dealers”). As described in the Prospectus, Gabelli Funds and the Distributor may use their respective past profits or other resources, without cost to the fund or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of fund shares, and to pay incentives to market the fund or to cooperate with the Distributor’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). This compensation is not reflected in the fees and expenses listed in the fee table section of the Prospectus.

Marketing Support Payments.    The Distributor and/or the Adviser may make payments to certain Dealers for marketing support services, including providing periodic and ongoing education and training of Dealer personnel regarding the fund; disseminating to Dealers personnel information and product marketing materials regarding the fund; explaining to clients the features and characteristics of the fund; conducting due diligence regarding the fund; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealers; granting reasonable access to the Dealers’ financial advisors and consultants; furnishing marketing support and other services; and seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.

Processing Support Payments.    The Distributor and/or the Adviser may make payments to certain Dealers that sell fund shares to help offset the Dealers’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up the fund on a Dealer’s mutual fund trading system.

Other Payments.    From time to time, the Distributor and/or the Adviser, at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of fund shares. Such payments by the Distributor and/or the Adviser may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency. The Distributor may make payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Subaccounting and Other Payments.     In addition to the payments described above, from time to time, the fund, the Adviser and/or the Distributor may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping services to certain groups of investors in the fund, including participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as “subaccounting”). The subaccounting services typically include: (a) establishing and maintaining investor accounts and records; (b) recording investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to investors; (e) furnishing proxy materials, periodic fund reports, tax reports, prospectuses and other communications to investors as required; (f) transmitting investor transaction information; (g) providing information in order to assist the fund in its compliance with state securities laws; and (h) issuing and mailing dividend checks to investors who have selected cash distributions.

The subaccounting fees that the fund pays are designed to be equal to or less than the fees the fund would pay to their transfer agent for similar services. The fund understands that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Agreements.    As of the date of this SAI, the Dealers with whom the Distributor has agreements regarding revenue sharing payments are as follows: 1st Global Capital Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith, Morgan Stanley DW, Inc., Raymond James & Associates, Inc., UBS Financial Services Inc. and Wachovia Securities, LLC.

As of the date of this SAI, the financial intermediaries with whom the Corporation and/or the Distributor have agreements regarding subaccounting and/or networking payments are as follows: A.G. Edwards, Administrative Management Group, American Stock Transfer & Trust, Bear Stearns Securities Corp., Benefit Plans Administrators, BISYS Retirement Services, L.P., Charles Schwab Trust Company, CIBC World Markets Corp., Charles Schwab & Co., CitiGroup Global Markets Inc., Daily Access, Dyatech, Edward Jones, Expert Plan, Fidelity Brokerage Services LLC, First Clearing Corporation, FiServ Trust Company, GWFS Equities, Inc., ICMA-RC Services, LLC, Invesmart, Inc., Lincoln Retirement Services Co., Linsco/Private Ledger, McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Mercer HR Outsourcing LLC, Mesirow Financial, Inc., Mid Atlantic Capital Corp., Morgan Keegan & Co., Morgan Stanley DW, Inc., Morgan Stanley Trust Co., MSCS Financial Services, LLC, National Financial Services, LLC, National Investor Services, Corp., Newport Retirement Services, Inc., Principal Financial Services, Inc., Pershing, Prudential Investment Management Services, Raymond James & Associates, Inc., Raymond James Financial, Inc., RBC Dain Rauscher, Inc., Reliance Trust Company, Robert W. Baird & Co., Inc., RSM McGladrey, Inc., Salomon Smith Barney Inc., Stanley, Hunt, Dupree, Rhine, Inc., Stifel Nicolas & Co., Inc., The Retirement Plan Company, LLC, UBS Financial Services Inc., US Bancorp Piper Jaffray, USI Consulting Group, Wachovia Bank, N.A., Wachovia Securities, LLC, Wells Fargo Investments, LLC., and Wilmington Trust Company.

For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The fund is charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Adviser seeks to obtain the best net price and execution on all orders placed for the fund, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the fund may invest may be discounted for certain large domestic and foreign investors such as the fund. A number of foreign banks and brokers will be used for execution of the fund’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Adviser may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Adviser. The research services include economic, market, industry and company research material.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), and by policies adopted by the Board, the Adviser may cause the Corporation to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-adviser an amount of commission for effecting a securities transaction for the Corporation in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to the fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, the Adviser’s other clients and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the fund’s brokerage commissions may not benefit the fund, while research services paid for with brokerage commissions of other clients may benefit the fund. The receipt of research services from brokers will tend to reduce the Adviser’s expenses in managing the fund.

During the fiscal years ended October 31, 2005, October 31, 2006, and October 31, 2007 the fund paid the amounts indicated in brokerage commissions:

FISCAL YEAR ENDED OCTOBER 31, 2007

Fund	Brokerage Commissions Paid*
Mergers and Acquisitions Fund	$1,466,960

FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Brokerage Commissions Paid*
Mergers and Acquisitions Fund	$1,068,429

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund	Brokerage Commissions Paid*
Mergers and Acquisitions Fund	$742,008

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser, changes in transaction costs and market conditions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Corporation’s Board, the Corporation may engage in brokerage transactions with brokers that are affiliates of the Adviser, including Gabelli & Co., Inc., with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser. The 1940 Act generally prohibits a fund from engaging in principal securities transactions with brokers that are affiliates of the Advisers or affiliates of such brokers, unless pursuant to an exemptive rule or order from the SEC. The Corporation may rely on exemptive relief from the SEC that permits mutual funds managed by the Adviser to engage in such transactions. The Corporation has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser do not exceed the usual and customary broker’s commission. In addition, the Corporation will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Corporation will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or their affiliates.

During the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007, the fund paid the amounts indicated to the affiliated broker-dealers of the Fund, ECM, EFD, the former Sub-adviser or affiliates thereof.

FISCAL YEAR ENDED OCTOBER 31, 2007*

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dealer Amount)
Mergers and Acquisitions Fund	Gabelli & Company, Inc.	$905,355	61.72%	22.66%

FISCAL YEAR ENDED OCTOBER 31, 2006*

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Mergers and Acquisitions Fund	Gabelli & Company, Inc.	$449,142	42.04%	13.21%

FISCAL YEAR ENDED OCTOBER 31, 2005*

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Mergers and Acquisitions Fund	Gabelli & Company, Inc.	$341,861	46.07%	11.51%

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser, changes in transaction costs and market conditions.

Brokerage Transactions Relating to Research Services

For the fiscal year ended October 31, 2007, the fund did not direct any portfolio transactions to broker-dealers that provided research services and for which the fund paid brokerage commissions.

Investments in Regular Broker-Dealers

As of October 31, 2007, the fund owned securities issued by its regular brokers or dealers (or by their parents) as follows:

Fund	Broker or Dealer (or Parent Company)	Type of Security	Value (000)
Mergers and Acquisitions Fund	JP Morgan Chase	Debt	$119,062

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Corporation’s Proxy Voting Policies and Procedures, the Corporation has delegated the proxy voting responsibilities with respect to the fund to Gabelli Funds as its investment adviser. A description of the proxy voting policies and procedures that the Gabelli Funds uses to determine how to vote proxies relating to the fund’s portfolio securities are included in Appendix C to this SAI. Information regarding how the fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling toll free (800) 422-3554 and (2) on the SEC’s website at http://www.sec.gov.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Information concerning purchase and redemption of shares of the fund, as well as information concerning computation of net asset value per share, is set forth in the Prospectus.

The fund consists of four separate classes of shares: Class A, B, C and Y shares. Class B shares are no longer available for investment except through reinvestment of dividends or capital gains or other permitted exchanges or through qualified retirement plans as described in the Prospectus under the heading “Investing in the Fund.” Each class of shares of the fund represents an identical interest in the investment portfolio of the fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and service fee, (iii) Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”), a distribution fee and an ongoing service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (vii) the classes have separate exchange privileges. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Corporation’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), or approved financial intermediaries. At the election of the investor, the sales charge may be imposed at the time of purchase (Class A shares) or may be deferred (Class B and Class C shares and Class A shares in excess of $1,000,000 (or $100,000, in the case of certain employee benefit plans or annuities qualified under Sections 401, 403 or 457 of the Code or participants of such plans, or $500,000, in the case of traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell Education Savings Accounts (“ESAs”) or Roth IRAs) held for less than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Exemptions from Classes A, B and C CDSC

No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gain distributions; (c) shares acquired by exchange from any Enterprise Fund; and (d) Class A shares purchased in the amount of $1 million or more (or $100,000, in the case of certain employee benefit plans or annuities qualified under Sections 401, 403 or 457 of the Code or participants of such plans, or $500,000, in the case of traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) if held for more than 12 months, Class B shares held for more than six years and Class C shares held for more than one year.

In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Enterprise Fund, although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares that are subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

Special Fiduciary Relationships.    The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the Employee Retirement Income Security Act and regulations thereunder. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus.

In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

Services For Investors

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.

Automatic Reinvestment Plan.    All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gain distributions on their shares are automatically reinvested in shares of the same class of the distributing fund at the net asset value per share computed on the record date of such dividends and distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Corporation at any time. No sales charge is applied upon reinvestment of dividends or capital gains distributions.

Automatic Bank Draft Plan.    An Automatic Bank Draft Plan is available for investors who wish to purchase shares of the fund in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service for eligible classes of shares are available from the Corporation. The Automatic Bank Draft Plan is available for Class A and Class C shares.

Automatic Investment Plan.    An investor may debit its fund account on a monthly basis for automatic investments into one or more of other Enterprise Funds of the same class (except Class B). An investor must maintain a balance of $2,000 in the account from which shares are being transferred, except for:

•	Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

•	Accounts established in a broker/dealer wrap program with which the fund, its Adviser or its Distributor, have an agreement.

•	Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

•	Coverdell ESAs (minimum $250 to open/$50 subsequent)

•	Corporate retirement plans, such as 401(k) and 403(b) plans

Accounts are required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Letter of Intent Investments.    Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the fund should complete the appropriate portion of the new account application.

Right of Accumulation Discount.    Investors who make an additional purchase of Class A shares of the fund which, when combined with the value of their existing aggregate holdings of Class A shares of the fund and all other Enterprise Funds, each calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under “How Sales Charges Are Calculated — Class A Shares” in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of fund shares of the investor’s spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.

Systematic Withdrawal Plan.    Investors may elect a Systematic Withdrawal Plan under which a fixed sum of at least $100 will be paid monthly, quarterly, semi-annually or annually. Shares in the plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the same class of the fund at net asset value. Shares in the plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value, and checks are mailed within five days of the redemption date. Such dividends and distributions are subject to applicable taxation.

Since withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

Retirement Plans.    The Corporation offers various Retirement Plans: IRAs (generally for all individuals with employment income); 403(b)(7) plans (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including 401(k)) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

Conversion of Class B Shares

Class B shares will automatically convert to Class A shares of the fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and other distributions (“reinvested Class B shares”) will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or other distributions (“purchased Class B shares”) are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder’s account. For the purposes of calculating the holding period for conversion of Class B shares, the date of initial issuance means the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature.

Exchange Privilege

Exchange of Class A Shares.    Class A shares of the fund are exchangeable for Class A shares of any other Enterprise Fund, which currently includes the fund and funds comprising AXA Enterprise Funds Trust Class A shares of the fund cannot be exchanged for Class B, C or Y shares of any other Enterprise Fund.

Exchange of Class B Shares.    Class B shares of the fund are exchangeable for Class B shares of any other Enterprise Fund. Class B shares of the fund cannot be exchanged for Class A, C or Y shares of any other Enterprise Fund.

Exchange of Class C Shares.    Class C shares of the fund are exchangeable for Class C shares of any other Enterprise Fund. Class C shares of the fund cannot be exchanged for Class A, B or Y shares of any other Enterprise Fund.

Exchange of Class Y Shares.    Class Y shares of the fund are exchangeable for Class Y shares of any other Enterprise Fund. Class Y shares of the fund cannot be exchanged for Class A, B or C shares of any other Enterprise Fund.

The minimum initial investment rules applicable to the fund apply to any exchange where the exchange results in a new account being opened in the fund. Exchanges into existing accounts are not subject to a minimum amount.

Shares of the fund which are not subject to a CDSC will be processed at the net asset value next determined after the Transfer Agent or approved financial intermediary receives your exchange request. Shares of the fund which are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the fund is “tacked” onto the holding period for the newly acquired shares of the other Enterprise Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

An exchange represents the sale of shares of the fund and the purchase of shares of another Enterprise Fund, which may produce a gain or loss for tax purposes.

Redemptions — General

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the New York Stock Exchange (“NYSE”) is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

As more fully described in the Prospectus, a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the fund under certain circumstances.

The Corporation reserves the right to redeem an account at its option upon not less than 45 days’ written notice if an account’s net asset value is $500 or less and remains so during the notice period.

Redemptions in Kind

The Corporation’s Articles of Incorporation provide that it may redeem its shares in cash or wholly or in part in securities or other assets of the Corporation. To date, all redemptions have been made in cash, and the Corporation anticipates that all redemptions will be made in cash in the future. The Corporation has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Corporation at the beginning of such period. If shares are redeemed through a distribution of the recipient would incur brokerage commissions upon the sale of such securities.

DETERMINATION OF NET ASSET VALUE

The Corporation will offer and sell its shares for cash or securities based on the fund’s net asset value per share, which will be determined in the manner set forth below. Shares of the fund will be issued to a shareholder upon receipt of such consideration.

The net asset value of the shares of each class of the fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of regular trading on the NYSE on the days the

NYSE is open for trading. This is normally 4:00 p.m. Eastern Time. The net asset value per share of each class of the fund will be computed by dividing the sum of the investments held by the fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the fund at such time. All expenses borne by the Corporation and each of its classes will be accrued daily.

The net asset value per share of the fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•

The assets belonging to the fund will include (i) all consideration received by the Corporation for the issue or sale of shares of the fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be.

•

The liabilities belonging to the fund will include (i) the liabilities of the Corporation in respect of the fund, (ii) all expenses, costs, charges and reserves attributable to the fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Corporation as applicable.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the fund are valued as follows:

•

Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day, at a bid price estimated by a broker.

•

Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

•

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•

Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of open-end mutual funds (other than exchange traded funds) held by the fund will be valued at the net asset value of the shares of such funds as described in those funds’ prospectuses.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Corporation’s calculations of net asset values for the fund when the Corporation deems that the particular event or circumstance would materially affect the fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include significant price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Corporation’s Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by those short-term traders.

When the fund writes a call option, an amount equal to the premium received by the fund is included in the fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the fund enters into a closing purchase or sale transaction, the fund realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the fund realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Adviser may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the fund. In addition, there may be occasions when a different pricing provider or methodology is used. The Adviser will continuously monitor the performance of these services.

TAXATION

The fund is treated for federal tax purposes as a separate corporation. A fund that satisfies the requirements to be treated as a regulated investment company under Subchapter M of the Code (“RIC”) described below under “Qualification as a Regulated Investment Company,” will not be subject to federal income tax on its net investment income or net realized capital gains that it timely distributes to its shareholders. Certain technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses attributable to transactions after October 31 of a given year may be treated as arising on the first day of the next taxable year.

Backup Withholding.    The fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund or Adviser with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who are subject to backup withholding for any other reason.

Redemption or Exchange of Fund Shares.    A shareholder’s redemption of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if the fund’s shares are bought (including shares bought pursuant to the Automatic Reinvestment Plan) within 30 days before or after redeeming other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Class A Shareholders.    A special tax rule applies when a shareholder redeems or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the fund or another Enterprise Fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the redemption or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Enterprise Fund shares subsequently acquired.

Conversion of Class B Shares.    A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

Qualification as a Regulated Investment Company.    The fund has elected to be, and intends to continue to qualify each taxable year for treatment as, a RIC. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gain from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”). The fund also must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes); and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the fund controls (by owning at least 20% of the issuers outstanding voting securities) that are engaged in the same, similar or related trades or businesses or (c) securities of one or more QPTPs.

If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that under current law, for individual shareholders, the part thereof that is “qualified dividend income” ((“QDI”) as described in the Prospectus) would be subject to federal income tax at the rate for net capital gain — a maximum of 15%); such dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for RIC treatment.

Distributions.    Dividends and other distributions the fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends from the fund (whether paid in cash or in additional fund shares) may be QDI and also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for the fund may not exceed the aggregate dividends it receives from most U.S. corporations and, in the case of QDI, certain foreign corporations (and capital gain distributions thus are not eligible for the QDI or deduction). However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Taxation of Fund Operations.    The fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all (98%) of its (1) ordinary income for the calendar year, and (2) capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest the fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate those taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The fund may invest in the stock of PFIC. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on qualified dividend income.

If the fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which the fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income (as ordinary income) each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund’s adjusted basis in each PFIC’s stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the fund acquires shares therein. While the fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and the fund reserves the right to make such investments as a matter of its investment policy.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts the fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the fund may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts the fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the fund in accordance with the Treasury Regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of ordinary income dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If these losses exceed other investment company taxable income during a taxable year, the fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract the fund enters into or holds may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss; depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If the fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

If the fund acquires zero coupon or other securities issued with OID and/or TIIS, on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. The fund has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because the fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Capital Stock

The authorized capital stock of the Corporation consists of 600,000,000 shares of Class A, Class B, Class C and Class Y Common Stock, par value $.001 per share. The shares of Common Stock may be divided into series with each series representing a separate fund. The Board may determine the number of authorized shares for each series and to create new series of Common Stock. New classes may be authorized by the Board from time to time as new funds with separate investment objectives and policies are established.

Each class of shares is entitled to participate in dividends and distributions declared by the fund and in net assets of the fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each class will bear its own distribution and shareholder servicing charges. The shares of the fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion (except as described above), exchange or similar rights, and will be freely transferable. Holders of shares of the fund are entitled to redeem their shares as set forth in the Prospectus. The rights of redemption and conversion rights are described elsewhere herein and in the Prospectus.

Classes of Shares.    The fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. A share of each class of the fund represents an identical interest in the fund’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.

Voting Rights.    Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the fund as a group may elect all of the Directors of the Corporation. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series of the Corporation is required by law.

Shareholder Meetings.    The Corporation does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Corporation may remove a Director through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Director at the written request of holders of 25% of the outstanding shares of the Corporation.

Class-Specific Expenses.    The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder’s investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, independent registered public accounting firm, is responsible for auditing the Corporation’s annual financial statements.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Corporation’s portfolio securities and other assets. Under the terms of the custody agreement between the Corporation and Chase, Chase maintains cash, securities and other assets of the fund. Chase is also required, upon the order of the Corporation, to deliver securities held by Chase, and to make payments for securities purchased by the Corporation. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Corporation.

Counsel

Paul Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 serves as counsel to the Corporation.

FINANCIAL STATEMENTS

The audited financial statements for the year ended October 31, 2007, including the financial highlights, appearing in the fund’s Annual Report to Shareholders, filed electronically with the SEC on January 8, 2008 (File No. 811-22041), are incorporated by reference and made a part of this document.

APPENDIX A

RATINGS OF CORPORATE DEBT SECURITIES

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A- l by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•

Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.

•

Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•

Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C 1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

•

Bonds which are rated A possess many favorable investment attributes and are to be considered as uppermedium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “T” indicates a mid-range ranking and the modifier “Y” indicates that the issue ranks in the lower end of its rating category.

APPENDIX B

ENTERPRISE MERGERS AND ACQUISITIONS FUND

PORTFOLIO MANAGER INFORMATION

ENTERPRISE MERGERS AND ACQUISITIONS FUND (“FUND”) GAMCO ASSET MANAGEMENT INC. (“ADVISER”)
Presented below for the portfolio manager is the number of otheraccounts of the Adviser managed by the portfolio manager and the totalassets in the accounts managed within each category as of
	October 31, 2007						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered InvestmentCompanies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)
Mario J. Gabelli	22	15.8	14	290	1,929	9.5	7	5.9	13	195	6	1.7

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention.    Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities.    If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies.    At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers.    Because of the portfolio manager’s position with the distributor of funds affiliated with the Fund and his indirect majority ownership interest in such distributor, he may have an incentive to use the distributor to execute portfolio transactions for the Fund even if using the distributor is not in the best interest of the Fund.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Adviser and its affiliates.

B-1

The Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed October 31, 2007

Mr. Gabelli received incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser to those funds will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Securities of the Fund as of October 31, 2007

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mario J. Gabelli	X

B-2

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

GABELLI FUNDS, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies

The Enterprise Mergers and Acquisitions Fund (“fund”) has delegated the voting of its portfolio securities to Gabelli Funds, LLC (“Adviser”) in its capacity as the fund’s investment adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the fund. Under the Proxy Voting Policy, portfolio securities held by the fund are to be voted in the best interests of the fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”) and its Corporate Governance Service, other third-party services, and the analysts of Gabelli & Company, Inc. (the “Distributor”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor., will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the

C-1

Distributor’s analysts. The Chief Investment Officer or the Distributor’s analysts may be invited to present their viewpoints. If the Adviser’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the fund’s shareholders on the one hand, and those of the Fund’s Adviser or principal underwriter on the other hand, the conflict will be brought to the Proxy Voting Committee of the fund to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the fund to vote the proxies, which would potentially include the Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

C-2

PART C: OTHER INFORMATION

Item 23. Exhibits:

(a)	Articles of Incorporation of Registrant.[1]

(b)	By-laws of Registrant.[1]

(c)	Instruments Defining Rights of Security Holders—None other than provisions contained in Exhibit (a) and (b).

(d)	Investment Advisory Contracts

(d)(1)	Investment Adviser’s Agreement between Registrant and Enterprise Capital Management, Inc. (“ECM”) dated as of September 20, 2007.[4]

(d)(2)	Investment Advisory Agreement between ECM and the Subadviser dated as of September 20, 2007.[4]

(d)(3)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (Gabelli Funds”). (filed herewith)

(e)	Underwriting Contracts

(e)(1)	Distribution Agreement dated as of September 20, 2007 between the Registrant and Enterprise Fund Distributors, Inc. (“EFD”).[4]

(e)(2)	Form of Distribution Agreement dated March 11, 2008 between Registrant and EFD. (filed herewith)

(f)	Bonus or Profit Sharing Contracts – None

(g)	Global Custody Agreement between Registrant and JPMorgan Chase Bank.[2]

(h)	Other Material Contracts

(h)(1)	Mutual Funds Service Agreement between Registrant and AXA Equitable Life Insurance Company (“AXA Equitable”) dated as of September 20, 2007.[4]

(h)(2)	Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc., a division of State Street Bank and Trust Company.[2]

(h)(3)	Expense Limitation Agreement between Registrant, ECM and AXA Equitable dated as of September 20, 2007.[4]

(h)(3)(a)	Form of Expense Limitation Agreement between Registrant and Gabelli Funds. (filed herewith)

(h)(4)	Agreement and Plan of Reorganization.[3]

(i)	Legal Opinions

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding the legality of the securities being registered. (filed herewith)

(j)	Other Consents

(j)(1)	Consent of Independent Accountants. (filed herewith)

(j)(2)	Powers of Attorney.[2]

(k)	Omitted Financial Statements. (not applicable)

(1)	Initial Capital Agreement. (not applicable)

(m)	Rule 12b-1 Plans

(m)(1)	Distribution Plan pursuant to Rule 12b-1 with respect to Class A shares of the Registrant.[2]

(m)(2)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant.[2]

(m)(3)	Distribution Plan pursuant to Rule 12b-1 with respect to Class C shares of the Registrant.[2]

(n)	Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940.[2]

(o)	Reserved.

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Registrant, ECM and EFD.[2]

(p)(2)	Code of Ethics of the Subadviser.[2]

(p)(3)	Code of Ethics of Registrant and Gabelli Funds. (filed herewith)

[1]	Incorporated by reference from the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 26, 2007.
[2]	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 31, 2007.
[3]	Incorporated by reference from Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 21, 2007.
[4]	Incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 28, 2008.

Item 24.	Persons Controlled by or under Common Control with Registrant

None.

Item 25.	Indemnification

Article VI of the Registrant’s Articles of Incorporation states:

(4) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

Article 7 of the Registrant’s By-Laws states:

2

Each director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted under the Maryland General Corporate Law, except that such indemnity shall not protect any such person against any liability for Disabling Conduct. Disabling Conduct includes (a) liability in connection with any proceeding in which it is determined that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) the director or officer actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful, and (b) acts or omissions which would subject the officer or director to liability to the Corporation or any security holders arising from the officer’s or director’s willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a final decision on the merits by a court or other body before whom the proceeding was brought that the officer or director seeking indemnification was not liable on the merits or was not liable by reason of Disabling Conduct, the decision by the Corporation to indemnify such person must be based upon a reasonable determination, after review of the facts, by independent legal counsel in a written opinion or by the vote of a majority of a quorum of the directors who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“non-parry independent directors”), that such officer or director was not liable by reason of Disabling Conduct.

Each officer and director of the Corporation claiming indemnification within the scope of this Article 7 shall be entitled to advances from the Corporation for payment of the reasonable expenses (including attorney’s fees) incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under Maryland General Corporate Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that in order to advance expenses for the defense of a proceeding brought by the Corporation or its security holders at least one of the following additional conditions must be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Any indemnification, or payment of expenses in advance of the final disposition of any action, suit or proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer. The right to indemnification and advances hereunder shall be enforceable by the director or officer in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part, or (ii) no disposition thereof is made within 60 days. The costs and expenses of the director or officer incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that(a) a determination would preclude indemnification or (b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the director or officer of such person’s good faith believe that the standard of conduct necessary for indemnification by the Corporation has been met.

The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Corporation.

The indemnification and advance of expenses provided hereunder shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of security holders or non-party independent directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue as to a

3

person who has ceased to be a director or officer, and shall inure to the benefit of heirs, executors and administrators of such person. The Corporation shall not be liable for any payment hereunder in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise. The right to indemnification and advances for expenses conferred hereunder to directors and officers shall be a contract right and shall not be affected adversely to any director or officer by any amendment of these bylaws with respect to any action or inaction occurring prior to such amendment; provided, however, that this provision shall not confer upon any indemnitee or potential indemnitee (in his or her capacity as such) the right to consent or object to any subsequent amendment of these bylaws.

The Corporation shall indemnify, make advances, or purchase insurance to the extent provided in this Article 7 on behalf of an employee or agent who is not an officer or director of the Corporation.

Section 5. of the Registrant’s Investment Advisory Agreement states:

5. Indemnity

(a) The Company, on behalf of the Fund, hereby agrees to indemnify the Adviser and each of the Adviser’s directors, officers, employees, and agents (including any such individual who also serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which it/he may be or may have been involved as a party or otherwise or with which it/he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of its/his having acted in any such capacity, except with respect to any matter as to which it/he shall have been adjudicated not to have acted in good faith in the reasonable belief that its/his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as it/he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Company (including the Fund) or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties or obligations involved in the conduct of its/his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interest of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that its/his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Company. Notwithstanding the foregoing the Company shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Company cannot lawfully waive.

(b) The Company, on behalf of the Fund, shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation of the indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if the Directors of the Company determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his written undertaking to reimburse the Company, (B) the Company shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum (as set forth in the Company’s by-laws) of Directors of the Company who are neither “interested persons” of the Company (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding (“Disinterested Non-Party Directors”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made in compliance with paragraph 5(a) of this Agreement and (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct did not act in bad faith or the belief that its/his conduct was unlawful, as the case may be, or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Company, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

4

Paragraph 10 of the Registrant’s Distribution Agreement states:

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Distributor, the Corporation on behalf of the Fund agrees to indemnify the Distributor against any and all claims, demands, liabilities and expenses which the Distributor may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of the Fund, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Corporation or the Fund in connection therewith by or on behalf of the Distributor. The Distributor agrees to indemnify the Corporation and the Fund against any and all claims, demands, liabilities and expenses which the Corporation or the Fund may incur arising out of or based upon any act or deed of the Distributor or its sales representatives which has not been authorized by the Corporation or the Fund in its Registration Statement or in this Agreement.

The Distributor agrees to indemnify the Corporation and the Fund against any and all claims, demands, liabilities and expenses which the Corporation or the Fund may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of the Fund, or any omission to state a material fact therein if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Corporation or the Fund in connection therewith by or on behalf of the Distributor.

Notwithstanding any other provision of this Agreement, the Distributor shall not be liable for any errors of the Fund’s transfer agent(s), or for any failure of any such transfer agent to perform its duties.

Section 12(iv)(a) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement.

(B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Section 8 of the Registrant’s Transfer Agency Services Agreement states:

8. Indemnification

8.1 The Transfer Agent shall not be responsible for, and the Fund shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

(a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

(b) The Fund’s lack of good faith, negligence or willful misconduct;

(c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not

5

limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

(d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e) The negotiation and processing of any checks including without limitation for deposit into the Fund’s demand deposit account maintained by the Transfer Agent; or

(f) Upon the Fund’s request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

8.2 In order that the indemnification provisions contained in this Section 8 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Transfer Agent, the Transfer Agent shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against said claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Transfer Agent except with the Fund’s prior written consent.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

Gabelli Funds serves as the Adviser to Enterprise Mergers and Acquisitions Fund. The description of Gabelli Funds under the caption “Management Team” in the Prospectus and under the caption “Investment Advisory and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of Gabelli Funds set forth in its Form ADV filed with the SEC (File No. 801-37706) is incorporated herein by reference.

Item 27.	Principal Underwriter

(a) EFD is the principal underwriter of the Registrant. EFD also serves as a principal underwriter for the following entity: AXA Enterprise Funds Trust.

(b) Set forth below is certain information regarding the directors and officers of EFD. Except as indicated otherwise, the business address of the persons listed below is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326.

6

Enterprise Fund Distributors, Inc.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICERS WITH ENTERPRISE FUND DISTRIBUTORS, INC.
DIRECTORS
Steven M. Joenk	Director

Mary Cantwell	Director

*John A. Schilt, Jr.	Director

OFFICERS
Steven M. Joenk	Chairman of the Board

*John A. Schilt, Jr.	President

Mary Toumpas	Vice President and Compliance Officer

*Patricia A. Cox	Senior Vice President

*Robert V. Ippolito	Senior Vice President – Eastern Region

*Sean Nicholason	Vice President-Marketing

Kenneth T. Kozlowski	Treasurer

Dan McGinley	Senior Vice President-Western Region

Jennifer Caifano	Chief Financial Officer and Controller

Brian Vislusky	Vice President-Information Technology

Catharine Young	Director of Compliance

Camille Joseph Varlack	Secretary and Counsel

Francesca Divone	Assistant Secretary

Patricia Louie	Assistant Secretary

(c) Inapplicable.

Item 28.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 3la-1(a); 31a-l(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 3la-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JP Morgan Chase Bank

4 Chase MetroTech Center

Brooklyn, New York 11245

(b)	With respect to Rules 3la-1(a); 3la-l(b)(1), (4); (2)(c)(iii) and (iv); (4); (5); (6); (8); (9); (10); (11) and 3la-l(f), the required books and records are currently maintained at the offices of the Registrant’s Adviser and Sub-Administrator:

J. P. Morgan Investors Services Co.

73 Tremont Street

Boston, MA 02108

Gabelli Funds, LLC

One Corporate Center

Rye, NY 10580

7

(c)	With respect to Rules 3la-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Administrator and Adviser:

Gabelli Funds, LLC

One Corporate Center
Rye, NY 10580

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant, The 787 Fund, Inc., has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 6th day of March 2008.

THE 787 FUND, INC.

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	Director, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ Steven M. Joenk	Director, President and	March 6, 2008
	Steven M. Joenk	Chief Executive Officer

	/s/ Lonnie H. Pope*	Director	March 6, 2008
Lonnie H. Pope

	/s/ William A. Mitchell*	Director	March 6, 2008
William A. Mitchell

	/s/ Lawrence S. Kash*	Director	March 6, 2008
Lawrence S. Kash

	/s/ Brian E. Walsh*	Chief Financial Officer	March 6, 2008
	Brian E. Walsh	and Treasurer

*By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

The 787 Fund, Inc.

Post Effective Amendment No. 3

Exhibit Index

Exhibit Number	Description
(d)(3)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds

(e)(2)	Form of Distribution Agreement between the Registrant and Gabelli Funds

(h)(3)(a)	Form of Expense Limitation Agreement between Registrant and Gabelli Funds

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis regarding the legality of the securities being registered

(j)(1)	Consent of Independent Accountants

(p)(3)	Code of Ethics of Registrant and Gabelli Funds